Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Meru Networks, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

MERU NETWORKS, INC.
894 ROSS DRIVE
SUNNYVALE, CALIFORNIA 94089

April 2, 2012

Dear Stockholder:

        You are cordially invited to attend the annual meeting of stockholders of Meru Networks, Inc., to be held at 894 Ross Drive, Sunnyvale, California, on May 9, 2012 at 10:00 a.m. Pacific Time.

        At the annual meeting, you will be asked to vote upon three proposals:

  1.
  approval of an amendment to our certificate of incorporation to classify our board of directors into three classes of directors with staggered three-year terms of office and grant our board of directors exclusive authority to determine the size of the board of directors;

  2.
  the election of our directors to serve on our board of directors for terms of one, two or three years for Class I, II and III directors, respectively, or until their successors are elected and qualified if Item No. 1 is approved, or to elect the same persons as directors for a term of one year if Item No. 1 is not approved; and

  3.
  the ratification of our independent registered public accounting firm for our fiscal year ending December 31, 2012.

        Accompanying this letter is the formal notice of annual meeting, proxy statement and proxy card relating to the annual meeting, as well as our annual report for the fiscal year ended December 31, 2011. The proxy statement contains important information concerning the matters to be voted upon at the annual meeting. We hope you will take the time to study it carefully.

        All stockholders of record at the close of business on the record date, which is March 12, 2012, are entitled to vote at the annual meeting, and your vote is very important regardless of how many shares you own. Regardless of whether you plan to attend the annual meeting, we urge you to submit your proxy as soon as possible. Instructions on the proxy card will tell you how to submit your proxy over the Internet, by telephone or by returning your proxy card in the enclosed postage-paid envelope. If you plan to attend the annual meeting and vote in person, and your shares are held in the name of a broker or other nominee as of the record date, you must bring with you a proxy or letter from the broker or nominee to confirm your ownership of such shares.

Sincerely,
William Quigley Chairman of the Board of Directors

MERU NETWORKS, INC.
894 Ross Drive
Sunnyvale, California 94089

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 9, 2012

        NOTICE IS HEREBY GIVEN that an annual meeting of stockholders of Meru Networks, Inc., a Delaware corporation, will be held at the 894 Ross Drive, Sunnyvale, California, on May 9, 2012 at 10:00 a.m. Pacific Time. At the annual meeting, our stockholders will be asked to consider and vote upon:

  1.
  Approval of an amendment to our certificate of incorporation to classify our board of directors into three classes of directors with staggered three-year terms of office and grant our board of directors exclusive authority to determine the size of the board of directors.

  2.
  The election of seven directors to serve on our board of directors for terms of one, two or three years for Class I, II and III directors, respectively, or until their successors are elected and qualified if Item No. 1 is approved, or to elect the same persons as directors for a term of one year if Item No. 1 is not approved.

  3.
  Ratification of the appointment of Burr Pilger Mayer, Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

  4.
  Transaction of such other business as may properly come before the annual meeting or before any adjournments or postponements thereof.

        Only stockholders of record of our common stock at the close of business on March 12, 2012 are entitled to notice of, and to vote at, the annual meeting or any adjournments or postponements thereof.

By Order of the Board of Directors,
Brett White Chief Financial Officer and Secretary

Sunnyvale, California
April 2, 2012

IMPORTANT NOTICE

        STOCKHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT IS AVAILABLE BECAUSE IT CONTAINS IMPORTANT INFORMATION. THE PROXY STATEMENT AND OUR ANNUAL REPORT ARE ALSO AVAILABLE WITHOUT CHARGE ON THE SEC'S WEBSITE AT SEC.GOV AND OUR WEBSITE AT HTTP://INVESTORS.MERUNETWORKS.COM/SEC.CFM.

        ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, YOU ARE URGED TO SUBMIT YOUR PROXY OVER THE INTERNET, BY TELEPHONE OR BY COMPLETING, DATING AND SIGNING THE ENCLOSED PROXY CARD AND MAILING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME. YOU CAN WITHDRAW YOUR PROXY AT ANY TIME BEFORE THE MEETING. YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING OR BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A DATE LATER THAN THE DATE OF THE PROXY BEING REVOKED.

Meru Networks, Inc.,
894 Ross Drive
Sunnyvale, California 94089

PROXY STATEMENT

        This proxy statement is being furnished to the stockholders of Meru Networks, Inc., a Delaware corporation, in connection with the solicitation of proxies by our board of directors for use at the annual meeting of stockholders to be held at 894 Ross Drive, Sunnyvale, California, on May 9, 2012 at 10:00 a.m. Pacific Time, and at any adjournments or postponements thereof. At the annual meeting, holders of our common stock will be asked to vote upon: (i) approval of an amendment to our certificate of incorporation to classify our board of directors into three classes of directors with staggered three-year terms of office and grant our board of directors exclusive authority to determine the size of the board of directors; (ii) the election of seven directors to serve on our board of directors for terms of one, two or three years for Class I, II and III, respectively, or until their successors are elected and qualified if Item No. 1 is approved, or to elect the same persons as directors for a term of one year if Item No. 1 is not approved; (iii) the ratification of Burr Pilger Mayer, Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2012; and (iv) any other business that properly comes before the annual meeting, or any adjournments or postponements thereof.

        This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about April 2, 2012. The address of our principal executive offices is 894 Ross Drive, Sunnyvale, California 94089.

 VOTING RIGHTS AND PROXIES

Record Date; Outstanding Shares; Quorum

        Only holders of record of our common stock at the close of business on the record date, which is March 12, 2012, will be entitled to notice of and to vote at the annual meeting. As of the close of business on the record date, there were 17,714,696 shares of our common stock outstanding and entitled to vote, held of record by 113 stockholders.

        Pursuant to our bylaws, a majority of the outstanding shares of common stock, present in person or by proxy, will constitute a quorum for the transaction of business. Each of our stockholders is entitled to one vote for each share of common stock held as of the record date. For ten days prior to the annual meeting, a complete list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours at our principal executive offices at 894 Ross Drive, Sunnyvale, California 94089.

Voting of Proxies; Revocation of Proxies; Votes Required

        Stockholders are requested to complete, date, sign and return the accompanying proxy card in the enclosed postage-paid envelope. All properly executed, returned and unrevoked proxies will be voted in accordance with the instructions indicated thereon. Executed but unmarked proxies will be voted FOR the approval of an amendment to our certificate of incorporation to classify our board of directors into three classes of directors with staggered three-year terms of office and grant our board of directors exclusive authority to determine the size of the board of directors, FOR each director nominee listed on the proxy card, and FOR the ratification of our independent registered public accounting firm for the fiscal year ending December 31, 2012. Our board of directors does not know of, and does not intend to bring, any business before the annual meeting other than that referred to in this proxy statement and specified in the notice of annual meeting. As to any other business that may properly come before the annual meeting, including any motion made for adjournment or postponement of the annual meeting (including for purposes of soliciting additional votes), the proxy card will confer discretionary authority on the proxies (who are persons designated by the board of directors) to vote all shares covered by the proxy card in their discretion.

        Any stockholder who has given a proxy that does not state it is irrevocable may revoke it at any time before it is exercised at the annual meeting by (i) before the vote pursuant to the proxy, filing a written notice of the death or incapacity of the maker or revocation with, or delivering a duly executed proxy bearing a later date to, the Corporate Secretary of Meru Networks, Inc., 894 Ross Drive, Sunnyvale, California 94089, or (ii) attending the annual meeting and voting in person (although attendance at the annual meeting will not, by itself, revoke a proxy). If you hold shares through a brokerage firm, bank or other agent, you must contact that brokerage firm, bank or other agent to revoke any prior voting instructions.

        Director elections are determined by a plurality of shares of common stock represented in person or by proxy and voting at the annual meeting (the seven properly nominated individuals receiving the highest number of votes will be elected). Abstentions will have no impact on the election of directors. The proposal to approve the amendment of our certificate of incorporation to classify of our board of directors and grant our board of directors exclusive authority to determine board size must be approved by the affirmative vote of the holders of a majority of our outstanding common stock entitled to vote at the annual meeting. The proposal to approve our independent registered public accounting firm for the fiscal year ending December 31, 2012 must be approved by the affirmative vote of holders of a majority of our outstanding common stock entitled to vote at the annual meeting.

Effect of Abstentions

        If an executed proxy is returned and the stockholder has specifically abstained from voting on any matter, the shares represented by such proxy will be considered present at the annual meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. As such, an abstention will have the effect of a vote against (i) the amendment of our certificate of incorporation to classify our board of directors and grant our board of directors exclusive authority to determine board size and (ii) ratification of our independent registered public accounting firm, Burr Pilger Mayer, Inc. for the fiscal year ending December 31, 2012.

Effect of "Broker Non-Votes"

        If your shares are held by your broker, bank or other agent as your nominee (that is, in "street name"), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker, bank or other agent to vote your shares. If you do not give instructions to your broker, bank or other agent, they can vote your shares with respect to "discretionary" items, but not with respect to "non-discretionary" items. Discretionary items are proposals considered routine on which your broker, bank or other agent may vote shares held in street name in the absence of your voting instructions, such as the vote for ratification of our independent registered public accounting firm. On non-discretionary items, such as the vote for election of directors and the approval of the amendment of our certificate of incorporation to classify our board of directors and grant our board of directors exclusive authority to determine board size, if you do not give instructions to your broker, bank or other agent, the shares will not be voted and will be treated as broker non-votes.

        If an executed proxy is returned by a broker, bank or other agent holding shares in street name that indicates that the broker does not have discretionary authority as to certain shares to vote on a proposal ("broker non-votes"), such shares will be considered present at the annual meeting for purposes of determining a quorum on all proposals, but will not be considered to be entitled to vote on such proposal.

        If a quorum is present, the nominees for director receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Therefore, broker non-votes will have no effect on the election of directors. The approval of the amendment of our certificate of incorporation to classify our board of directors and grant our board of directors exclusive authority to determine board size requires the approval of the affirmative vote of the holders of a majority of our outstanding common stock entitled to vote at the annual meeting. As a result, broker non-votes will have the effect of a negative vote with respect to the proposal to amend our certificate of incorporation. The ratification of Burr Pilger Mayer, Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2012 requires the approval of the affirmative vote of a majority of the shares present or represented by proxy and voting at the annual meeting. Because broker non-votes are not voted affirmatively or negatively, they will have no effect on the approval of this proposal.

Voting Electronically via the Internet or by Telephone

  General Information for All Shares Voted via the Internet or by Telephone

        Stockholders whose shares are registered in their own name may choose to grant a proxy to vote their shares either via the Internet or by telephone. The laws of Delaware, under which we are incorporated, specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspector of elections can determine that such proxy was authorized by the stockholder.

        The Internet and telephone voting procedures set forth below, as well as on the enclosed proxy card, are designed to authenticate stockholders' identities, to allow stockholders to grant a proxy to vote their shares and to confirm that stockholders' voting instructions have been properly recorded. Stockholders granting a proxy to vote via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

  For Shares Registered in Your Name

        Stockholders of record may go to http://www.proxyvoting.com/Meru to grant a proxy to vote their shares by means of the Internet. They will be required to provide the control number contained on their proxy cards. The voter will then be asked to complete an electronic proxy card. Any stockholder using a touch-tone telephone may also grant a proxy to vote shares by calling 1-866-540-5760 and following the recorded instructions.

        You may use the Internet to vote your proxy 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time (8:59 p.m. Pacific Time) on May 8, 2012. You may use a touch-tone telephone to vote your proxy 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time (8:59 p.m. Pacific Time) on May 8, 2012. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the annual meeting.

  For Shares Registered in the Name of a Broker or Bank

        Most beneficial owners whose shares are held in street name receive voting instruction forms from their banks, brokers or other agents, rather than our proxy card.

        If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in "street name" and these proxy materials have been forwarded to you by your broker, bank or other agent. The broker, bank or other agent holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting.

        As a beneficial owner, you have the right to direct your broker, bank or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy issued in your name from your broker, bank or other agent.

Solicitation of Proxies and Expenses

        We will bear the cost of the solicitation of proxies from our stockholders in the enclosed form. Our directors, officers and employees, without additional compensation, may solicit proxies by mail, telephone, letter, facsimile, electronically or in person. Any materials used in connection with a personal solicitation will be released to the individuals who will make the solicitation on April 2, 2012. Following the original mailing of the proxies and other soliciting materials, we will request that brokers, custodians, nominees and other record holders forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. In such cases, we will reimburse such record holders for their reasonable expenses incurred for forwarding such materials.

Voting Results

        The preliminary voting results will be announced at the annual meeting. The final voting results will be tallied by our Inspector of Elections and published in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission, or the SEC, within four business days of the annual meeting.

Delivery of this Proxy Statement

        The SEC has adopted rules that permit companies and intermediaries (for example, brokers) to satisfy the delivery requirements for annual reports and proxy statements with respect to two or more security holders sharing the same address by delivering a single annual report and proxy statement addressed to those security holders. This process, which is commonly referred to as "householding," potentially means extra convenience for security holders and cost savings for companies.

        A number of brokers with account holders who are our stockholders will be "householding" our proxy materials. A single annual report and proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. We will deliver promptly upon oral or written request a separate copy of the annual report or proxy statement to a security holder at a shared address to which a single copy of the documents was delivered. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate annual report and proxy statement, please notify your broker and either mail your request to Meru Networks, Inc., Attention: Corporate Secretary, 894 Ross Drive, Sunnyvale, California 94089 or call (408) 215-5300.

        Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker and either mail your request to Meru Networks, Inc., Attention: Corporate Secretary, 894 Ross Drive, Sunnyvale, California 94089 or call (408) 215-5300.

        A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, including the financial statements, list of exhibits and any exhibit specifically requested, filed with the SEC is available without charge upon written request to: Meru Networks, Inc., Attention: Corporate Secretary, 894 Ross Drive, Sunnyvale, California 94089.

APPROVAL OF CLASSIFIED BOARD

(Item No. 1 on the Proxy Card)

        Our board of directors has unanimously approved and recommended that our stockholders approve an amendment to our certificate of incorporation to provide for the classification of the board of directors into three classes of directors with staggered terms of office and grant our board of directors exclusive authority to determine the size of the board of directors (each of which will help protect the board from a potential unsolicited takeover bid). The text of the proposed amendment to our certificate of incorporation is set forth in full in Appendix A to this Proxy Statement, which is hereby incorporated into this Proxy Statement by reference.

        The classified board proposal is designed to assure continuity and stability in the board of directors' leadership and policies. While management has not experienced any material problems with such continuity in the past, it wishes to ensure that this situation will continue. The board of directors also believes that the classified board proposal will assist the board of directors in protecting the interests of our stockholders in the event of an unsolicited offer for our company.

        Our certificate of incorporation currently provides that all directors are to be elected annually to serve until their successors have been duly elected and qualified or until his or her earlier resignation, removal from office, death or incapacity. The proposed amendment to the certificate of incorporation would provide that directors will be classified into three classes, as nearly equal in number as possible. One class of directors, which the board of directors has designated would initially consist of Messrs. Harold Copperman and Nicholas Mitsakos, would hold office initially for a term expiring at the 2013 annual meeting; a second class of directors, which the board of directors has designated would initially consist of Messrs. Charles Kissner and William Quigley, would hold office initially for a term expiring at the 2014 annual meeting; and a third class of directors, which the board of directors has designated would initially consist of Messrs. Stanley Meresman and Barry Newman and Dr. Bami Bastani, would hold office initially for a term expiring at the 2015 annual meeting (see "Nominees" information in the "Election of Directors" proposal). At each annual meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of three years.

        Under the proposed amendment to our certificate of incorporation, new directors, whether elected by our stockholders to our classified board or chosen by our board of directors to fill vacancies on our classified board, would hold office until the next election of the class for which such directors shall have been elected or chosen, and until their successors have been elected and qualified.

        The proposed amendment to the certificate of incorporation would also grant to our board of directors exclusive authority to determine the size of our board of directors. Our bylaws provide that the number of directors may be changed and fixed from time to time by resolution adopted by a majority of the directors then in office without a formal amendment to the bylaws; however, our certificate of incorporation contains no similar provision and neither would restrict an amendment of our bylaws to change the size of the board of directors.

        The revisions to our certificate of incorporation contemplated by this proposal may significantly extend the time required to effect an unsolicited change in control of the board of directors and hence may discourage unsolicited takeover bids for our company. Currently, a change in control of the board of directors can be made at a single annual meeting by stockholders holding a majority of the outstanding shares present in person or represented by proxy. If we implement a classified board of directors and grant exclusive authority to the board of directors to determine board size as proposed, it should take at least two annual meetings for a simple majority of outstanding shares to effect a change in control of the board of directors, as only a minority of the directors would be elected at each meeting.

        Due to the additional time required to change control of the board of directors, the proposed revisions to our certificate of incorporation will tend to perpetuate present management. Without the ability to obtain control of our board of directors quickly, an unsolicited takeover bidder may be incapable of taking action necessary to remove other impediments to its acquisition of our company, even if that takeover bidder were to acquire a majority of our outstanding shares of common stock. This situation may discourage unsolicited tender offers, perhaps including some tender offers that stockholders would conclude to be in their best interests if made. The proposed revisions to our certificate of incorporation will also make it substantially more difficult for our stockholders to change the composition of our board of directors, even if our stockholders and management believe such a change would be desirable.

        Our directors and executive officers may have financial or other personal interests in the adoption of the amendment to our certificate of incorporation described in this proposal to the extent such adoption allows those individuals to remain in their positions and earn compensation for their services for a longer period of time.

THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSED AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE CLASSIFICATION OF THE BOARD OF DIRECTORS INTO THREE CLASSES OF DIRECTORS WITH STAGGERED TERMS OF OFFICE AND TO PROVIDE OUR BOARD OF DIRECTORS EXCLUSIVE AUTHORITY TO DETERMINE BOARD SIZE.

ELECTION OF DIRECTORS

(Item No. 2 on the Proxy Card)

        Our board of directors currently consists of eight members and it is anticipated that following the Annual Meeting the board of directors will consist of seven members. In the event the amendment to our certificate of incorporation in Item No. 1 is approved at the Annual Meeting, the directors of our company will be divided into three classes and, unless otherwise noted thereon, the shares represented by the enclosed proxy will be voted for the election as directors of the seven nominees named below to serve for the terms and in the classes indicated in the table below, and until their successors shall have been duly elected and qualified, or until their earlier death, resignation or removal. If Item No. 1 is not approved by the stockholders at the Annual Meeting, unless otherwise noted thereon, the shares represented by the enclosed proxy will be voted for the election as directors of the seven nominees named below to serve until the 2013 Annual Meeting of stockholders and until their successors shall have been duly elected and qualified, or until their earlier death, resignation or removal.

        The board of directors has nominated each of Bami Bastani, Harold Copperman, Charles Kissner, Stanley Meresman, Nicholas Mitsakos, Barry Newman and William Quigley to serve as a director for the terms and in the classes indicated in the table below, or if Item No. 1 is not approved until our annual meeting in 2013, and until his successor is elected and qualified, or until his earlier death, resignation or removal. You can find the principal occupation and other information about the board's nominees, as well as other board members, below.

        The election of directors will be determined by the seven nominees receiving the greatest number of votes from shares eligible to vote. Unless a stockholder signing a proxy withholds authority to vote for one or more of the board's nominees in the manner described on the proxy, each proxy received will be voted for the election of each of the board's nominees. In the event that any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for the nominee or nominees who shall be designated by the present board of directors to fill the vacancy. We are not aware that any of the nominees will be unable or will decline to serve as a director.

        There are no family relationships between any of our directors, nominees or executive officers. There are also no arrangements or understandings between any director, nominee or executive officer and any other person pursuant to which he or she has been or will be selected as a director and/or executive officer.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF BAMI BASTANI, HAROLD COPPERMAN, CHARLES KISSNER, STANLEY MERESMAN, NICHOLAS MITSAKOS, BARRY NEWMAN AND WILLIAM QUIGLEY AS DIRECTORS.

Information Regarding Our Nominees and Directors

        The following table lists the nominees and current members of the board of directors by class, their ages as of March 22, 2012 and current positions with Meru Networks, Inc. Biographical information for each nominee and/or director is provided below. Our restated certificate of incorporation and bylaws provide that the number of our authorized directors, which is currently eight members, but is anticipated to be seven members following the Annual Meeting, shall be fixed from time to time by a resolution of the majority of our board of directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Director Nominees

        The names of the nominees and certain information about them are set forth below:

Name	Age	Position and Offices	Director Since
Class I Directors		To Serve Until 2013 Annual Meeting*
Nicholas Mitsakos(3)	52	Director	2002
Harold Copperman(1)(3)	64	Director	2010
Class II Directors		To Serve Until 2014 Annual Meeting*
Charles Kissner(2)	64	Director	2011
William Quigley(1)	47	Chairman of the Board (Director)	2002
Class III Directors		To Serve Until 2015 Annual Meeting*
Stanley Meresman(2)(3)	65	Director	2010
Barry Newman(1)(2)	53	Director	2006
Bami Bastani, Ph.D.	57	President and CEO (Director)	2012

*
All directors will serve until the 2013 annual meeting in the event that Item No. 1 is not approved.

(1)
Member of the Nominating and Corporate Governance Committee.

(2)
Member of the Audit Committee.

(3)
Member of the Compensation Committee.

Biographies

  Nominees for Directors

        Dr. Bami Bastani was appointed as CEO and President and as a member of the Board of Directors in March 2012. Prior to joining Meru, he was Chief Executive Officer and President of Trident Microsystems, Inc., a semiconductor company, from June 2011 through the present (and it is anticipated will remain so until May 2012). Prior to joining Trident, Dr. Bastani was the Chairman and Chief Executive Officer of B2 Global Consulting, LLC, a management consulting firm from August 2008 until June 2011. From October 1998 to August 2008, Dr. Bastani was President and Chief Executive Officer of ANADIGICS, Inc. a semiconductor company providing RF solutions for the wireless and broadband communications equipment markets. From 1996 to 1998, Dr. Bastani was Executive Vice President of Fujitsu Microelectronics, where he led the Systems LSI Group, including ASIC System-On-Chip, Local Area Networks, SPARC processors, and RFICs. Previously, he served for more than a decade at National Semiconductor where he held several key executive positions, most recently as Vice President and General Manager of the Embedded Technologies Division. He received a Ph.D. degree and an M.S.E.E. degree in Electrical Engineering from The Ohio State University and a B.S.E.E. degree in Electrical Engineering from University of Arkansas.

        Dr. Bastani's prior experiences as a Chief Executive Officer and role as the company's Chief Executive Officer give him unique insights into the day-to-day operations of the company and his membership on the board allows him to share these insights with the board. He also brings to the board his strong background in senior management at technology companies.

        Harold Copperman has served as one of our directors since January 2010. Mr. Copperman has served as the President and Chief Executive Officer of HDC Ventures, Inc., a management and investment group focusing on enterprise systems, software, and services, since March 2002. From January 2000 to March 2002, Mr. Copperman was a consultant and a private investor. From 1993 to

1999, Mr. Copperman served as Senior Vice President and Group Executive at Digital Equipment Corp. Mr. Copperman also has held various executive positions such as Chief Executive Officer at JWP Information Services, Inc., President of Commodore Business Machines, Inc. and Vice President and General Manager of Apple Computer, Inc. He also spent 20 years at IBM Corporation, where he held a variety of sales, marketing and executive positions. Mr. Copperman serves on the board of directors of ID Systems, Inc., a provider of RFID wireless solutions for tracking high-value assets, and EDGAR Online, a provider of financial data, analytics and disclosure management services. He also previously served as a director of Avocent Corporation, a publicly traded company that delivers IT operations management solutions, from 2002 until December 2009, at which time Avocent Corporation was acquired by Emerson Electric Co., a director of AXS-One Inc., a publicly traded company that provides high performance records compliance management solutions, from 2006 until June 2009, when AXS-One Inc. was acquired by Unify Corporation, and as a director of Epicor Software Corporation, a publicly held company that designs, develops, markets and supports enterprise application software solutions and services, from 2001 until 2008. He also served on the board of directors of America Online from 1989 to 1993, as they became a publicly traded company. Mr. Copperman received a B.S. in Mechanical Engineering from Rutgers University and served as a Captain in the U.S. Army.

        Mr. Copperman brings to our board vast experience and understanding of sales, marketing, and distribution in the high technology industry. In addition, his executive management assignments and his service on the boards of directors of many publicly traded technology companies provides a valuable perspective to the company.

        Charles D. Kissner has served as one of our directors since November 2011, having previously served as one of our directors until his resignation in September 2010 following his appointment as Chief Executive Officer of Aviat Networks, Inc., a provider of microwave networking solutions. Mr. Kissner currently serves as the Chairman of Aviat Networks and served as Chief Executive Officer of Aviat from June 2010 until July 2011. He served as Chairman and CEO of Stratex Networks from 1995 to 2007 when Stratex merged with Harris Corporation's Microwave Communications Division to create Aviat Networks in 2007. Mr. Kissner previously served as Vice President and General Manager of M/A-COM, Inc., a manufacturer of radio and microwave communications products. Prior to that, he was President and CEO of Aristacom International Inc., a communications software company, and Executive Vice President and a Director of Fujitsu Network Switching, Inc. He also held a number of executive positions at AT&T (now Alcatel-Lucent). Mr. Kissner currently serves on the board of directors of ShoreTel, Inc., a voice-over-IP business communications systems company, and KQED Inc., the largest public broadcaster in the U.S. He previously served on the board of directors of SonicWALL, Inc., a provider of Internet security solutions.

        Mr. Kissner brings fifteen years of relevant experience as a Chief Executive Officer, having served in that capacity at technology driven companies such as Stratex, Aviat Networks and Aristacom. Mr. Kissner also brings extensive public company directorship and committee experience to the board which has been an invaluable resource as we regularly assess our corporate governance, corporate compliance and risk management obligations. Mr. Kissner has also directly supervised nearly thirty merger and acquisition transactions, which experience is helpful to us in the assessment and integration of acquisition opportunities.

        Stanley Meresman has served as one of our directors since September 2010. Mr. Meresman was a Venture Partner with Technology Crossover Ventures, a private equity firm, from January through December 2004, when he retired, and was General Partner and Chief Operating Officer of Technology Crossover Ventures from November 2001 to December 2003. During the four years prior to joining Technology Crossover Ventures, Mr. Meresman was a private investor and board member and advisor to several technology companies. From May 1989 to May 1997, Mr. Meresman was the Senior Vice President and Chief Financial Officer of Silicon Graphics, Inc. Prior to Silicon Graphics, he was Vice President of Finance and Administration and Chief Financial Officer of Cypress Semiconductor.

Mr. Meresman is currently serving on the board of directors of Riverbed Technology, LinkedIn and Zynga. From January 1995 to May 2007, Mr. Meresman served on the board of directors of Polycom. Mr. Meresman holds a B.S. in Industrial Engineering and Operations Research from the University of California, Berkeley and an M.B.A. from the Stanford Graduate School of Business.

        Mr. Meresman's extensive financial and management expertise, including serving ten years as the Chief Financial Officer of a publicly traded high technology companies in Silicon Valley, and his service on the boards of directors of several companies, brings to the board the perspective of an experienced long-term investor in numerous technology companies as well as a strong financial management background. In addition, our board's determination, in light of his experience as a principal financial officer and director overseeing or assessing the performance of public companies and auditors as described above, that Mr. Meresman is an "audit committee financial expert" lends further support to his financial acumen and qualifications for serving on our board and as the chairman of our audit committee.

        Nicholas Mitsakos is a co-founder of Meru Networks, and has served as one of our directors since February 2002. Since 1989, Mr. Mitsakos has served as the Chairman and CEO of Arcadia Holdings, Inc., an investment firm focused on private equity and venture capital. He has also served as a senior advisor to Sardis Capital, a London-based merchant bank since 2003, and to Franklin Templeton China, in Shanghai, China, since 2001, and Templeton International, since 1996. He holds B.S. degrees in Computer Science and Microbiology from the University of Southern California and an M.B.A. from Harvard University. He taught at UCLA's Anderson School of Business from 1992 to 1998, and is also on the board of UCLA's Center for Cerebral Palsy at the UCLA Medical School.

        Mr. Mitsakos' experience in the venture capital industry as well as his understanding of our company and business gained through his long tenure with us as a member of the board provide valuable insight to the board.

        Barry A. Newman has served as one of our directors since June 2006, and served as the Vice Chairman of our board of directors from October 2011 through March 2012. Mr. Newman was a Managing Director at NeoCarta Ventures, Inc., a venture capital firm, from July 2006 until December 2011. From January 2005 until June 2006, Mr. Newman worked as an independent consultant and member of the board of directors for various private companies. Mr. Newman served as a Vice Chairman of the Technology Group at Bear, Stearns and Co. Inc. from 2001 to 2004, the Head of Global Technology Corporate and Investment Banking for Banc of America Securities L.L.C. and its predecessor Nationsbanc Montgomery Securities LLC from 1999 to 2001 and as the head of Global Technology Corporate finance at Salomon Brothers and Salomon Smith Barney from 1996 to 1999. Mr. Newman holds a B.S. degree in both Chemical Engineering and Life Sciences from the Massachusetts Institute of Technology, an M.B.A. and a J.D. from Stanford University and an L.L.M. (Taxation) from NYU.

        Mr. Newman's vast experience as a venture capitalist as well as an investment banker, his expertise with regard to potential financing and other strategic transactions, and his understanding of our company and business due to his long tenure with us as a member of the board provides the board with significant experience in financial and transactional matters.

        William Quigley has served as one of our directors since November 2002, and since May 2010 has served as the Chairman of the Board. Mr. Quigley is a Managing Director at Clearstone Venture Partners, a venture capital firm. He joined Clearstone shortly after its formation in 1999, from Mid-Atlantic Venture Funds, where he served as an investor and Kauffman Fellow. Mr. Quigley holds a B.S. in Accounting, with honors, from the University of Southern California and he received his M.B.A., with distinction, from Harvard Business School.

        Mr. Quigley brings to the board extensive financial experience as well as his experience in the venture capital industry and his understanding of our company and business due to his long tenure with us as a member of the board.

Board Meetings, Committees and Corporate Governance

        Our board of directors had fourteen meetings during 2011 and, in connection with each of those meetings, held executive sessions of independent directors. Our independent directors generally hold an executive session in conjunction with each board meeting. Our board of directors also acted by unanimous written consent on one occasion. During 2011, each incumbent director, with the sole exception of Dr. Vaduvur Bharghavan (who has not been nominated for re-election), attended at least 75% of the aggregate number of (i) the meetings of the board of directors and (ii) the meetings of the committees on which he served (during the periods that he served).

  Director Independence

        Our board of directors has determined that all of our current board members other than Drs. Bastani and Bharghavan are independent, as determined under the rules of The NASDAQ Stock Market and the applicable Securities and Exchange Commission, or the SEC, rules. Mr. Ihab Abu-Hakima, who served as a director as well as our President and Chief Executive Officer through 2011 and until March 21, 2012 (when Dr. Bastani was appointed as our President and Chief Executive Officer and as a member of our board of directors), was also not independent as determined under the rules of The NASDAQ Stock Market and the applicable SEC rules. In reaching its conclusion regarding the independence of the directors, the board considered Mr. Meresman's prior role as a consultant to the board and the resulting compensation.

  Board Leadership

        Our board's leadership structure is currently comprised of our Chairman and Vice Chairman, each of whom is an independent director, and several independent directors. In May 2010, the board of directors designated Mr. William Quigley as the Chairman of the Board, and in October 2011 the board of directors designated Mr. Barry Newman as Vice Chairman of the Board to assist with the transition of the company's prior Chief Executive Officer, Mr. Abu-Hakima. Effective March 31, 2012, Mr. Newman is no longer Vice Chairman of the Board following completion of the transition to a new Chief Executive Officer. The Chairman of the Board presides at executive sessions of non-management or independent directors. The Chairman of the Board also calls meetings of the independent or non-management directors as may be necessary from time to time. In addition, the Chairman of the Board discusses any significant conclusions or requests arising from the independent director sessions with our Chief Executive Officer, including the scheduling of, and requested agenda items for, future meetings of the our board of directors. The Chairman of the Board may also perform other duties as may be, from time to time, set forth in our bylaws or requested by our board of directors to assist it in the fulfillment of its responsibilities, by individual directors, or by our Chief Executive Officer.

        Our board structure allows us to leverage the experience of our Chief Executive Officer and the independent perspective of our Chairman of the Board. We believe that this structure, amplified by our strong committee system, meets the current corporate governance needs and oversight responsibilities of the board.

  Role of the Board in Risk Oversight

        The board of directors is actively involved the oversight of our risk management process. The board does not have a standing risk management committee, but administers this oversight function directly through the board as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. In particular, our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking, our nominating and corporate governance committee monitors our major legal compliance risk exposures and our program for promoting and monitoring compliance with applicable legal and regulatory requirements and our board is responsible for monitoring and assessing strategic risk exposure, and other risks not covered by our committees.

        The full board of directors, or the appropriate committee, receives reports on risks facing our company from our Chief Executive Officer or other members of management to enable it to understand our risk identification, risk management and risk mitigation strategies. We believe that our board's leadership structure supports effective risk management because it allows our Chairman of the Board, who is independent, and the independent directors on our committees to exercise oversight over management.

  Committees of the Board of Directors

        Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee, each of which operates pursuant to a separate charter adopted by our board of directors. The composition and functioning of our board of directors and all of our committees will comply with all applicable requirements of the Sarbanes-Oxley Act of 2002, the Nasdaq Stock Market and SEC rules and regulations. The composition and responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our board.

  Audit Committee

        Our audit committee is comprised of Mr. Stanley Meresman, who is the chair of the committee, and Messrs. Barry Newman and Charles Kissner. Mr. Quigley was chair of the committee during 2010 until the end of March 2011. Mr. Quigley departed the committee to ensure independence under Rule 10A-3 of the Securities Exchange Act of 1934, as amended, Rule 301 of the Sarbanes-Oxley Act and Rule 5605 of the NASDAQ Listing Rules. The composition of our audit committee meets the requirements for independence under the current NASDAQ Stock Market and SEC rules and regulations. Each member of our audit committee is financially literate. In addition, our audit committee includes a financial expert within the meaning of Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act of 1933, as amended, or the Securities Act. All audit services to be provided to us and all permissible non-audit services to be provided to us by our independent registered public accounting firm will be approved in advance by our audit committee. Our audit committee recommended, and our board of directors has adopted, a charter for our audit committee. Our audit committee, among other things:

  •
  selects a firm to serve as our independent registered public accounting firm for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us;

  •
  helps to ensure the independence of our registered public accounting firm;

  •
  discusses the scope and results of the audit with our independent registered public accounting firm, and reviews, with management and that firm, our interim and year-end operating results including our disclosures under the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our reports filed with the SEC;

  •
  establishes procedures for employees to submit anonymously concerns about questionable accounting or audit matters;

  •
  discusses with management our major financial risk exposures and the steps management has taken to monitor such exposures including our policies with respect to risk assessment and risk management;

  •
  reviews and discusses with management and our independent registered accounting firm the adequacy and effectiveness of our internal control over financial reporting and the effectiveness of our disclosure controls and procedures;

  •
  reviews and considers "related person transactions" under, and takes other actions contemplated by, our related person transactions policy; and

  •
  reviews any proposed waiver of our code of conduct and makes a recommendation to the board of directors with respect to the disposition of any proposed waiver.

        The audit committee met twenty times during 2011, including meetings with our independent registered public accounting firm to review our quarterly and annual financial statements and their review or audit of such statements. The audit committee operates pursuant to the audit committee charter, which has been posted on our website at http://investors.merunetworks.com/governance.cfm.

  Compensation Committee

        Our compensation committee is comprised of Mr. Harold Copperman, who is the chair of the committee, and Messrs. Nicholas Mitsakos and Stanley Meresman. The composition of our compensation committee meets the requirements for independence under the current NASDAQ Stock Market and SEC rules and regulations. The purpose of our compensation committee is to discharge the responsibilities of our board of directors relating to compensation of our executive officers. Our compensation committee recommended, and our board of directors has adopted, a charter for our compensation committee. Our compensation committee, among other things:

  •
  reviews and approves the corporate goals and objectives relevant to the compensation of our Chief Executive Officer and the other executive officers;

  •
  administers our stock and equity incentive plans;

  •
  reviews and makes recommendations to our board of directors with respect to incentive compensation and equity plans; and

  •
  establishes and reviews general policies relating to compensation of our employees.

        The compensation committee met eight times during 2011. The compensation committee also acted by unanimous written consent on five occasions. The compensation committee operates pursuant to the compensation committee charter. Under its charter, which has been posted on our website at http://investors.merunetworks.com/governance.cfm, the compensation committee has authority to retain compensation consultants, outside counsel and other advisors that the committee deems appropriate, in its sole discretion, to assist it in discharging its duties, and to approve the terms of retention and fees to be paid to such consultants. The compensation committee engaged Compensia, Inc., an independent compensation consulting firm to provide advice to the Committee during 2011. Our compensation committee engaged Compensia to help evaluate our compensation philosophy and provide guidance in administering our compensation program in connection with the review of compensation for 2010, 2011 and 2012. The compensation committee considers risk-mitigating factors, in addition to those described in "—Role of Board in Risk Oversight," including:

  •
  the use of different types of compensation that provide a balance of short-term and long-term incentives with fixed and variable components;

  •
  the design of our executive bonus plans to ensure our named executive officers remain focused on financial performance metrics that drive long-term stockholder value, such as revenue and non-GAAP operating income. At the same time, our use of equity balances against short-term decision making;

  •
  equity grants typically vest over a four-year vesting period to encourage our named executive officers to maintain a long-term perspective. Any performance based options granted in 2011 were based on a three-year performance period to avoid short term risk taking;

  •
  caps on bonus awards to limit windfalls; and

  •
  the named executive officers must obtain permission from our General Counsel before the sale of any shares of our common stock, even during an open trading period.

        The specific determinations of the compensation committee with respect to executive compensation for fiscal year 2011, and additional discussion regarding the role of Compensia in executive compensation, are described in greater detail in the Compensation Discussion and Analysis section of this proxy statement.

  Nominating and Corporate Governance Committee

        Our nominating and corporate governance committee is comprised of Mr. Barry Newman, who is the chair of the committee, and Messrs. Harold Copperman and William Quigley. The composition of our nominating and corporate governance committee meets the requirements for independence under the current NASDAQ Stock Market and SEC rules and regulations. Our nominating and corporate governance committee has recommended, and our board of directors has adopted, a charter for our nominating and corporate governance committee. Our nominating and corporate governance committee, among other things:

  •
  identifies, evaluates, recruits and recommends nominees for our board of directors and committees of our board of directors;

  •
  establishes procedures for the submission and consideration of candidates for nomination to our board of directors recommended by stockholders;

  •
  oversees the self-evaluation process of our board of directors and each of its committees;

  •
  oversees matters of corporate governance, including the development and monitoring of a process to assess the effectiveness of our board of directors;

  •
  considers and makes recommendations to our board of directors regarding the composition of our board of directors and its committees;

  •
  develops and recommends to our board of directors a code of business conduct and a code of ethics;

  •
  evaluates our risk management process and system in light of the nature of the material risks we face and the adequacy of our policies and procedures designed to address risk; and

  •
  develops and recommends to our board of directors corporate governance guidelines and reviews and recommends to our board of directors any changes deemed appropriate.

        The nominating and corporate governance committee met seven times during 2011. The nominating and corporate governance committee operates pursuant to the nominating and corporate governance committee charter, which has been posted on our website at http://investors.merunetworks.com/governance.cfm.

        The nominating and corporate governance committee will consider nominees recommended by stockholders for election as directors. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected identified candidates as appropriate. Candidates for the board of directors are generally selected based on desired skills and experience in the context of the existing composition of the board and needs of the board and its committees at that time, including the requirements of applicable SEC and NASDAQ rules. The nominating and corporate governance committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all candidates, and will choose candidates to recommend for nomination based on the specific needs of the board and our company at that time. Although the nominating and corporate governance committee does not have a specific policy on diversity, in its consideration of the specific needs of the board and our company, the committee considers diverse backgrounds so that the board composition reflects a broad spectrum of experience and expertise. Final approval of nominees to be presented for election is determined by the full board.

        The nominating and corporate governance committee recommended to the board that Messrs. Quigley, Newman, Kissner, Mitsakos, Copperman, Meresman, and Dr. Bastani be nominated to serve as directors.

Code of Business Conduct and Ethics

        We have adopted a Code of Business Conduct and Ethics for that applies to all of our officers, directors and employees. We have also adopted an additional written code of ethics, the Code of and Ethics for Directors and Senior Executive Officers. These codes are available in the "Investor Relations" section of our website at http://www.merunetworks.com. If we make any substantive amendments to the codes or grant any waiver from a provision of the codes to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website, as well as via any other means then required by NASDAQ listing standards or applicable law.

Compensation Committee Interlocks and Insider Participation

        During 2011, our compensation committee consisted of Messrs. Copperman, Mitsakos and Meresman. No member of the compensation committee has at any time in the last fiscal year or previously been one of our officers or employees and none has had any relationships with our company of the type that is required to be disclosed under Item 404 of Regulation S-K. None of our executive officers has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our board of directors or compensation committee during 2011. During 2010, prior to joining our board of directors, Mr. Meresman served as a consultant to the audit committee and board of directors. During his capacity as a consultant, Mr. Meresman received stock options from the company. When Mr. Meresman joined the board of directors, the consultancy relationship was terminated, as were the unvested options he received in his capacity as a consultant. The value of the vested portion of the options he received as a consultant equaled approximately $30,000. The board of directors has considered Mr. Meresman's consultant relationship with the board in making its determination that Mr. Meresman meets the requirements for independence under the current NASDAQ Stock Market and SEC rules and regulations.

Communications with Directors

        Stockholders may communicate with the board by sending written correspondence to: Board of Directors, c/o Corporate Secretary, Meru Networks, Inc., 894 Ross Drive, Sunnyvale, California 94089. Communications are distributed to the board, or to any individual directors as appropriate, depending on the facts and circumstances outlined in the communication. The board has instructed the Corporate Secretary to review all correspondence and to determine, in his or her discretion, whether matters submitted are appropriate for board consideration. In particular, the board has directed that communications such as product or commercial inquiries or complaints, resume and other job inquiries, surveys and general business solicitations or advertisements should not be forwarded to the board. In addition, material that is unduly hostile, threatening, illegal, patently offensive or similarly inappropriate or unsuitable will be excluded, with the provision that any communication that is filtered out must be made available to any non-management director upon request. The Corporate Secretary may forward certain communications elsewhere in the company for review and possible response.

Director Attendance of Annual Meetings

        We encourage directors to attend our annual meetings of stockholders but do not require attendance. Five of the eight directors attended last year's annual meeting of stockholders.

Director Compensation

        The compensation committee evaluates the appropriate level and form of compensation for non-employee directors and recommend changes to the board when appropriate. The board adopted the following policies with respect to the compensation of non-employee directors during 2011:

  Cash Compensation

        In 2011, each non-employee member of the board of directors declined cash compensation (other than Messrs. Quigley and Newman, solely as indicated below). We do not pay fees to directors for attendance at meetings of our board of directors and its committees, but we reimburse our directors for reasonable expenses in connection with attendance at board and committee meetings. Each non-employee director served on our board of directors was entitled to receive an annual cash retainer in the amount of $35,000, provided that each director had the option to receive, in lieu of all or a portion of such cash, a restricted stock unit of our common stock, or RSU, grant with an intrinsic value equal to the cash amount so elected. In connection with their additional responsibilities during Mr. Abu-Hakima's transition period as Chief Executive Officer, each of Messrs. Quigley and Newman in their capacities of Chairman and Vice Chairman, respectively, received $2,000 per week in cash compensation for each week of service (including any partial week) they provided.

  Equity Compensation

        In 2011, each person who was not an employee who became a member of our board of directors was granted an initial option to purchase shares of our common stock, as well as restricted stock awards, upon election to our board of directors. Each non-employee director who continues to serve on our board of directors will automatically be granted an RSU in an amount intended to convey approximately $90,000 of value to each non-employee director on an annual basis. The RSUs will have a grant price equal to the fair market value of our common stock on the date of grant, will have a ten-year term and will terminate 90 days following the date the director ceases to serve on our board of directors for any reason other than death or disability, or twelve months following that date if the termination is due to death or disability. Each RSU grant vests at a rate of 25% for every three months of continued service; provided that in the event that during the fourth three-month period of vesting, we hold our next annual stockholder meeting and the director does not stand for re-election at such meeting (or is otherwise not reelected), such that the end of the director's regular term in office occurs prior to full vesting of the RSUs, such annual-grant RSUs shall nonetheless be deemed fully vested by virtue of service until such next annual meeting.

        Upon the election of new non-employee directors to our board, each such new non-employee director has historically been granted a stock option, in an amount intended to convey $125,000 of value to each non-employee director vesting monthly over four years.

2011 Compensation Table

        The following table provides information for our fiscal year ended December 31, 2011 regarding all plan and non-plan compensation awarded to, earned by or paid to each person who, other than Dr. Bharghavan, served as a non-employee director in 2011. Other than as set forth in the table and the narrative that follows it, to date we have not paid any fees to our directors, made any equity or non-equity awards to directors, or paid any other compensation to directors. All compensation that we paid to Mr. Abu-Hakima, our only employee director, is set forth in the tables summarizing executive officer compensation below. No compensation was paid to Mr. Abu-Hakima in his capacity as a director.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(2)	Total
Harry Copperman(3)	—	$134,288	$17,394	$151,683
Thomas Erickson(4)	—	121,293	—	121,293
Charles Kissner(5)	—	—	43,720	43,720
Stanley Meresman(6)	—	138,626	—	138,626
Nicholas Mitsakos(7)	—	121,293	—	121,293
Barry Newman(8)	26,000	129,951	73,911	229,862
William Quigley(9)	26,000	137,541	73,911	237,453
Vaduvur Bharghavan(10)	—	—	—	—

(1)
In April 2011, in connection with our annual stockholders meeting and consistent with the equity compensation policy adopted by the board, we granted each non-employee director an RSU; Messrs. Copperman, Erickson, Meresman, Mitsakos, Newman and Quigley were granted an RSUs for 7,678 shares, 6,935 shares, 7,926 shares, 6,935 shares, 7,430 shares and 7,864 shares, respectively. The fair value of each such RSUs was $17.49 per share. Each of these RSUs: (i) vests quarterly and in full on the twelve month anniversary; and (ii) contains change of control provisions such that all unvested shares vest immediately upon the closing of a change of control transaction. As of December 31, 2011, each director held outstanding restricted units and/or awards that had not yet vested as to the following number of shares: Harold Copperman: 3,839 shares; Stanley Meresman: 7,563 shares; Nicholas Mitsakos: 3,468 shares; Barry Newman: 3,715 shares; and William Quigley: 3,932 shares.

(2)
Amounts shown in this column do not reflect dollar amounts actually received by the non-employee director. Instead, these amounts reflect the aggregate full grant date fair value calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation, (formerly SFAS 123R), or ASC 718, for awards granted during 2011. See Note 15 of the Notes to our Consolidated Financial Statements in our Annual Report on Form 10-K for 2011 for a discussion of all assumptions made in determining the grant date fair values.

(3)
We awarded Mr. Copperman an option to purchase 6,250 shares of our common stock at an exercise price of $5.54 per share in November 2011 in recognition of his extraordinary efforts in connection with transition of our Chief Executive Officer. The fair value of such option was $2.78 per share. The option: (i) vests as to 1/12th of the shares of common stock underlying it monthly beginning one month after the vesting start date; and (ii) contains change of control provisions such that all unvested shares vest immediately upon the closing of a change of control transaction. As of December 31, 2011, Mr. Copperman held outstanding options to purchase 39,173 shares.

(4)
Mr. Erickson left our board of directors effective November 30, 2011. As of December 31, 2011, Mr. Erickson held outstanding options to purchase 10,000 shares that expired on February 29, 2012.

(5)
In connection with Mr. Kissner rejoining our board of directors on November 30, 2011, we awarded Mr. Kissner an option to purchase 21,000 shares of our common stock at an exercise price of $4.14 per share in December 2011. The fair value of such option was $2.08 per share. This option: (i) vests as to 1/4th of the shares of common stock underlying it annually beginning one year after the vesting start date of December 2, 2011 and in full on the 4 year anniversary; and (ii) contains change of control provisions such that all unvested shares vest immediately upon the closing of a change of control transaction. Mr. Charles Kissner returned to our board of directors on November 30, 2011. As of December 31, 2011, Mr. Kissner held outstanding options to purchase 21,000 shares.

(6)
As of December 31, 2011, Mr. Meresman held outstanding options to purchase 35,072 shares.

(7)
As of December 31, 2011, Mr. Mitsakos held outstanding options to purchase 34,193 shares.

(8)
We awarded Mr. Newman options to purchase 17,500 shares of our common stock at an exercise price of $8.39 per share in October 2011 in recognition of his appointment as Vice Chairman and the additional role he was expected to play during the transition of our Chief Executive Officer. The fair value of such option was $4.22 per share. The option: (i) vests as to 1/12th of the shares of common stock underlying it monthly beginning one month after the vesting start date and in full on the one year anniversary, or until the appointment of a new Chief Executive Officer, whichever occurs earlier; and (ii) contains change of control provisions such that all unvested shares vest immediately upon the closing of a change of control transaction. As of December 31, 2011, Mr. Newman held outstanding options to purchase 27,500 shares.

(9)
We awarded Mr. Quigley an option to purchase 17,500 shares of our common stock at an exercise price of $8.39 per share in October 2011 in recognition of the additional efforts he was expected to exert during the transition of our Chief Executive Officer. The fair value of such option was $4.22 per share. The option: (i) vests as to 1/12th of the shares of common stock underlying it monthly beginning one month after the vesting start date and in full on the one year anniversary or until the appointment of a new Chief Executive Officer, whichever occurs earlier; and (ii) contains change of control provisions such that all unvested shares vest immediately upon the closing of a change of control transaction. As of December 31, 2011, Mr. Quigley held outstanding options to purchase 27,500 shares.

(10)
Dr. Bharghavan. did not receive separate cash or equity awards in respect of his services as a director, however, he continued to vest in his outstanding equity awards granted pursuant to his service as an advisor.

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM,
BURR PILGER MAYER, INC., FOR FISCAL YEAR ENDING DECEMBER 31, 2012

(Item No. 3 on the Proxy Card)

        Our audit committee has selected, and is submitting for ratification by the stockholders its selection of, the firm of Burr Pilger Mayer, Inc., or BPM, to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2012 and until their successors are appointed. Representatives of BPM are expected to be at the annual meeting. Representatives of BPM will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions.

        Although action by stockholders is not required by law, the audit committee has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection, the audit committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year, if the audit committee feels that such a change would be in the best interests of our company and stockholders. In the event of a negative vote on ratification, the audit committee will reconsider the selection of BPM as our independent registered public accounting firm.

Principal Accountant Fees and Services

        The following table sets forth the aggregate fees and related expenses for professional services provided by BPM during 2011 and 2010. The audit committee considered the provision of the services corresponding to these fees, and the audit committee believes that the provision of these services is compatible with BPM maintaining its independence.

	Fiscal years
	2011	2010
Audit fees(1)	$527,183	$641,290
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—

	$527,183	$641,290

(1)
Audit fees represent fees for professional services provided in connection with the audit of our annual consolidated financial statements, review of our quarterly condensed consolidated financial statements and services that are normally provided by BPM in connection with statutory and regulatory filings or engagements. The fees also include $290,000 related to services in connection with our initial public offering incurred during the year ended December 31, 2010, including comfort letters, consents and review of documents filed with the SEC.

Pre-Approval Policies and Procedures

        Our audit committee pre-approval policies and procedures require prior approval of each engagement of BPM to perform services. We adopted these pre-approval policies in accordance with the requirements of the Sarbanes-Oxley Act.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF BURR PILGER MAYER, INC. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2012.

 EXECUTIVE OFFICERS

        Our executive officers, their positions and their respective ages, as of March 22, 2012, are:

Name	Age	Position(s)
Executive Officers
Bami Bastani, Ph.D.	57	President, Chief Executive Officer and Director
Brett White	49	Chief Financial Officer
Kamaljit Anand	47	Senior Vice President of Product Marketing
Larry Vaughan	56	Senior Vice President of Worldwide Sales, Services & Support
Carl Gustin	60	Chief Marketing Officer, Senior Vice President Corporate Marketing

        Our executive officers serve at the discretion of the board of directors, subject to rights, if any, under contracts. See "Executive Compensation—Potential Payments Upon Termination or Change of Control."

Executive Officers

        Dr. Bami Bastani was appointed as CEO and President and as a member of the Board of Directors in March 2012. Prior to joining Meru, he was Chief Executive Officer and President of Trident Microsystems, Inc., a semiconductor company, from June 2011 through the present (and it is anticipated will remain so until May 2012). Prior to joining Trident, Dr. Bastani was the Chairman and Chief Executive Officer of B2 Global Consulting, LLC, a management consulting firm from August 2008 until June 2011. From October 1998 to August 2008, Dr. Bastani was President and Chief Executive Officer of ANADIGICS, Inc. a semiconductor company providing RF solutions for the wireless and broadband communications equipment markets. From 1996 to 1998, Dr. Bastani was Executive Vice President of Fujitsu Microelectronics, where he led the Systems LSI Group, including ASIC System-On-Chip, Local Area Networks, SPARC processors, and RFICs. Previously, he served for more than a decade at National Semiconductor where he held several key executive positions, most recently as Vice President and General Manager of the Embedded Technologies Division. He received a Ph.D. degree and an M.S.E.E. degree in Electrical Engineering from The Ohio State University and a B.S.E.E. degree in Electrical Engineering from University of Arkansas.

        Brett White has served as our Chief Financial Officer since December 2007. Prior to joining us, Mr. White served as Chief Financial Officer at Fortinet, Inc., a network security appliances provider, from 2005 to 2007, at Corio, Inc., a software application service provider, from 2002 to 2005, and at KANA Software, Inc., a software company, from 2001 to 2002. Mr. White also worked at Oracle Corporation, a business software company, from 1989 to 1999, where he rose to the position of Vice President of Finance. Mr. White holds a B.A. in Business Economics with honors from the University of California, Santa Barbara.

        Kamaljit Anand has served as our Senior Vice President of Product Marketing since October 2009. From April 2003 to October 2009, Mr. Anand served as our Senior Vice President of Marketing and Strategy, Vice President of Product Management and Vice President of Sales and Marketing. Prior to joining us, Mr. Anand served as Vice President of Business Development and International Sales at Atoga Systems, a technology company from 2001 to 2003; he co-founded and served as Vice President of Marketing for NetContinuum Inc., a computer and networking security company, from 1999 to 2001; and served as Vice President of Field Marketing for FORE Systems Inc., an internet switching equipment company, from 1998 to 1999. Mr. Anand also worked as a strategy consultant at McKinsey & Co. from 1995 to 1997. Mr. Anand holds a B.E. in Mechanical Engineering and a B.S. in Computer Science from Birla Institute of Technology & Science, Pilani, India, an M.B.A. from The Wharton School of the University of Pennsylvania, and an M.S. in Computer Science from the University of Southern California.

        Larry Vaughan has served as our Senior Vice President of Worldwide Sales, Services & Support since April 2011. From June 2007 to April 2011, Mr. Vaughan served as Vice President of Sales & Services for the Worldwide Growth and Emerging Markets for BMC Software, Inc., a software vendor, after serving as Vice President of World Wide Field Operations for BMC Software from November 2006 to May 2007. From May 2004 to May 2005, he served as Vice President of Worldwide Sales Operations, and from April 2005 to October 2006, he served as Executive Vice President of World Wide Sales & Services, for Enterasys Networks until it was acquired in a going-private transaction. Mr. Vaughan previously held a number of sales, sales management and executive sales management position with Symbol Technologies, Novel, Bay Networks, Unisys Corporation, and IBM. Mr. Vaughan holds a B.A. in Business Administration from Western Michigan University.

        Carl Gustin has served as our Chief Marketing Officer, Senior Vice President of Corporate Marketing since May 2011. From August 2010 to May 2011, Mr. Gustin worked as Senior Vice President of Global Marketing for Sanmina-SCI a provider of end-to-end supply chain solutions. From August 2007 until August 2010, Mr. Gustin was an independent consultant where he provided marketing consulting for Delta Airlines. From April 1994 until August 2007, Mr. Gustin was the Chief Marketing Officer and Senior Vice President for Eastman Kodak, and previously served as Senior Vice President of Marketing at Digital Equipment Corporation and Corporate Senior Vice President, Worldwide Marketing & Communications at Apple Computer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 12, 2012 (the record date for the annual meeting) for:

  •
  each person who we know beneficially owns more than 5% of our common stock;

  •
  each of our directors;

  •
  each of our named executive officers; and

  •
  all of our directors and executive officers as a group.

        We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

        Applicable percentage ownership is based on 17,714,696 shares of common stock outstanding at March 12, 2012. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options, warrants or other convertible securities held by that person or entity that are currently exercisable or exercisable within 60 days of March 12, 2012. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Meru Networks, Inc., 894 Ross Drive, Sunnyvale, CA 94089.

Name of Beneficial Owner	Shares Beneficially Owned(1)	Percentage
Directors and Named Executive Officers:
Bami Bastani(2)	—	*
Brett White(3)	98,802	*
Kamaljit Anand(4)	87,496	*
Larry Vaughan(5)	38,331	*
Carl Gustin(6)	6,998	*
Vaduvur Bharghavan(7)	223,952	1.2%
Harold Copperman(8)	138,019	*
Charles Kissner(9)	7,126	*
Stanley Meresman(10)	93,660	*
Nicholas Mitsakos(11)	40,408	*
Barry Newman(12)	140,527	*
William Quigley(13)	2,511,032	13.8%
Ihab Abu-Hakima(14)	504,105	2.8%
All executive officers and directors as a group, fifteen persons(15)	3,986,017	21.9%
Other 5% Stockholders:
Entities Affiliated with Clearstone Venture Partners(13)	2,468,941	13.6%
Entities Affiliated with NeoCarta Ventures(16)	2,143,300	11.8%
Entities Affiliated with D.E. Shaw & Company(17)	1,765,454	9.8%
Bluestream Ventures(18)	1,257,763	6.9%
T. Rowe Price Associates, Inc.(19)	1,148,100	6.5%
Polar Capital LLP(20)	1,032,004	5.8%
Tamro Capital Partners, LLC(21)	957,416	5.4%
Entities Affiliated with Tenaya Capital(22)	948,262	5.3%

(1)
Unless otherwise indicated, includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person. Also includes options and warrants to purchase shares of common stock exercisable within 60 days of March 12, 2012. Unless otherwise noted, shares are owned of record and beneficially by the named person.

(2)
On March 21, 2012 in connection with his appointment as our new President and Chief Executive Officer, Dr. Bastani received an initial option grant of 600,000 shares subject to options, as well as 100,000 restricted stock units, however neither of these equity grants vest become exercisable as to any shares within 60 days of March 12, 2012.

(3)
Consists of 98,802 shares subject to options which are immediately exercisable, 39,762 of which are subject to our right of repurchase within 60 days of March 12, 2012, which right lapses over time.

(4)
Consists of 29,259 shares of common stock and 58,237 shares subject to options which are immediately exercisable, 24,520 of which are subject to our right of repurchase within 60 days of March 12, 2012, which right lapses over time.

(5)
Consists of 7,395 shares of common stock, and 30,936 shares subject to options which are exercisable within 60 days of March 12, 2012.

(6)
Consists 6,998 shares of common stock subject to options which are exercisable within 60 days of March 12, 2012.

(7)
Includes 2,076 shares of common stock, and 221,876 shares subject to options which are immediately exercisable, 92,990 of which are subject to our right of repurchase within 60 days of March 12, 2012, which right lapses over time. Dr. Bharghavan is no longer an executive officer and will no longer be a member of our board of directors following the 2012 annual meeting.

(8)
Consists of 86,518 shares of common stock and an additional 9,725 restricted stock units that will vest within 60 days of March 12, 2012. Also includes 41,776 shares subject to options which are immediately exercisable, 11,939 of which are subject to our right of repurchase within 60 days of March 12, 2012, which right lapses over time.

(9)
Consists of 7,126 restricted stock units that will vest within 60 days of March 12, 2012. Mr. Kissner rejoined the board of directors in November 2011, and consequently no options to purchase shares were exercisable.

(10)
Consists of 61,111 shares of common stock, and 10,013 restricted stock units that will vest within 60 days of March 12, 2012, and 22,536 shares subject to options which are exercisable within 60 days of March 12, 2012.

(11)
Consists of 3,500 shares of common stock and 7,126 restricted stock units that will vest within 60 days of March 12, 2012, and 29,782 shares subject to options which are immediately exercisable, 6,525 of which are subject to our right of repurchase within 60 days of March 12, 2012, which right lapses over time.

(12)
Consists of 110,886 shares of common stock, and 9,437 restricted stock units that will vest within 60 days of March 12, 2012,and 20,204 shares subject to options which are exercisable within 60 days of March 12, 2012.

(13)
Includes, solely with respect to Mr. Quigley, 11,777 shares of common stock and 10,110 restricted stock units that will vest within 60 days of March 12, 2012, and 20,204 shares subject to options which are exercisable within 60 days of March 12, 2012. Based on a Schedule 13G filed February 14, 2012. Consists of (i) 2,263,057 shares of common stock beneficially owned by Clearstone Venture Partners II-A, L.P., (ii) 76,847 shares of common stock beneficially owned by Clearstone Venture Partners II-B, L.P., and (iii) 129,037 shares of common stock beneficially owned by Clearstone Venture Partners II-C, L.P. Mr. Quigley shares voting and dispositive power over these shares with William Elkus, Jim Armstrong, Erik Lassila, Bill Gross and Idealab Holdings, LLC. ("Idealab Holdings"). Each of Messrs. Quigley, Elkus, Armstrong, Lassila, and Gross is a United States citizen and disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The address for each such individual is c/o Clearstone Venture Partners, 1351 4th Street, 4th Floor, Santa Monica, California 90401. Idealab Holdings, whose managing member is Idealab, a California corporation ("Idealab"), is organized under the laws of Delaware. Idealab Holdings and Idealab each disclaim beneficial ownership of such shares except to the extent of its pecuniary interest therein. The address of Idealab Holdings and Idealab is 130 W. Union Street, Pasadena, California 91103.

(14)
Mr. Abu-Hakima ceased to be an executive officer and member of our board of directors on March 21, 2012 in conjunction with the commencement of Dr. Bastani's service as our President and Chief Executive Officer. Consists of 10,900 shares of common stock. Also includes 493,205 shares subject to options which are exercisable within 60 days of March 12, 2012, 205,051 of which are subject to our right of repurchase within 60 days of March 12, 2012, which right lapses over time. Pursuant to the transition services agreement with Mr. Abu-Hakima, no more than 277,379 shares subject to such options will vest and be exercisable as of and following March 31, 2012.

(15)
Consists of 2,468,941 shares beneficially held by Clearstone Ventures. Also includes an aggregate of 380,227 shares of common stock held individually by directors and officers and options to purchase 1,136,849 shares of the common stock which are immediately exercisable, 408,793 of which are subject to our right of repurchase within 60 days of March 12, 2012, which right lapses over time. This also includes the securities described under footnote (14) held by Mr. Abu-Hakima, our former President and Chief Executive Officer.

(16)
Based on a Schedule 13G filed February 13, 2012. Consists of: (i) 1,928,980 shares owned by NeoCarta Ventures, L.P. and (ii) 214,320 shares owned by NeoCarta Scout Fund, L.L.C. NeoCarta Associates, L.L.C. serves as the general partner of NeoCarta Ventures, L.P. and serves as the Manager of NeoCarta Scout Fund, L.L.C. As such, NeoCarta Associates, L.L.C. has voting and investment control over the shares owned by NeoCarta Ventures, L.P. and NeoCarta Scout Fund, L.L.C. and may be deemed to own beneficially the shares owned by NeoCarta Ventures, L.P. and NeoCarta Scout Fund, L.L.C. NeoCarta Associates, L.L.C. owns no securities of Meru directly. The address of NeoCarta Ventures is 204 E. 2nd Ave., Suite 428, San Mateo, California 94401. Mr. Newman, one of our directors, is a former Managing Director of NeoCarta Ventures, L.P. and NeoCarta Scout Fund, L.L.C.

(17)
Based on a Schedule 13G/A filed February 14, 2011. Consists of (i) 176,976 shares that Laminar Direct Capital, L.L.C. has the right to acquire upon exercise of Class A warrants to purchase our Common Stock, (ii) 176,976 shares that Laminar Direct Capital, L.L.C. has the right to acquire upon exercise of Class B warrants to purchase our Common Stock, (iii) 952,018 shares in the name of D. E. Shaw Composite Side Pocket Series 5, L.L.C., and (iv) 459,484 shares in the name of D. E. Shaw Composite Fund, L.L.C. David E. Shaw does not own any shares directly. By virtue of David E. Shaw's position as President and sole shareholder of D. E. Shaw & Co., Inc., which is the general partner of D. E. Shaw & Co., L.P., which in turn is the managing member and investment adviser of Laminar Direct Capital, L.L.C. and the investment adviser of D. E. Shaw Composite Side Pocket Series 5, L.L.C. and D. E. Shaw Composite Fund, L.L.C., and by virtue of David E. Shaw's position as President and sole shareholder of D. E. Shaw & Co. II, Inc., which is the managing member of D. E. Shaw & Co., L.L.C., which in turn is the manager of D. E. Shaw Composite Side Pocket Series 5, L.L.C. and the managing member of D. E. Shaw Composite Fund, L.L.C., David E. Shaw may be deemed to have the shared power to vote or direct the vote of, and the shared power to dispose or direct the disposition of, the shares beneficially owned described above and, therefore, David E. Shaw may be deemed to be the beneficial owner of such shares. David E. Shaw disclaims beneficial ownership of such 1,765,454 shares. The address of D.E. Shaw & Company is 1166 Avenue of the Americas, 9th Floor, New York, NY 10036.

(18)
Based on a Form 4 filed December 5, 2011. Consists of 822,569 shares held by Bluestream Ventures, L.P., and 435,194 shares that Bluestream Ventures, L.P. has the right to acquire upon exercise of warrants of Common Stock, with such right expiring in 2014. The address of Bluestream Ventures is 221 East Myrtle Street, Stillwater, Minnesota 55082.

(19)
Based on a Schedule 13G filed February 10, 2012. Consists of 1,148,100 shares held by T. Rowe Price Associates, Inc. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202.

(20)
Based on a Schedule 13G filed February 10, 2012. Consists of 901,816 shares owned directly by Polar Capital Funds plc—Global Technology Fund and 130,188 shares owned directly by Polar Capital Technology Trust plc. Polar Capital LLP, the investment manager of the fund and trust, exercises investment discretion over the fund and trust and accordingly may be deemed to have beneficial ownership over the shares directly owned by them. The address of by Polar Capital LLP is 4 Matthew Parker Street London SWIH 9NP, England.

(21)
Based on a Schedule 13G filed February 8, 2012. Consists of 957,416 shares held by Tamro Capital Partners LLC. The address of Tamro Capital Partners LLC. is 1701 Duke Street, Suite 250 Alexandria, Virginia 22314.

(22)
Based on a Schedule 13G filed February 1, 2012. Consists of 293,388 shares of Common Stock and 74,486 shares of Common Stock issuable upon currently exercisable warrants held directly by Tenaya Capital IV, LP., (ii) 236,206 shares of Common Stock and 59,970 shares of Common Stock issuable upon currently exercisable warrants held directly by Tenaya Capital IV-P, LP. and (iii) 226,664 shares of Common Stock and 57,548 shares of Common Stock issuable upon currently exercisable warrants held directly by Tenaya Capital IV-C, LP. Tenaya Capital IV Annex GP, LLC is the sole general partner of Tenaya Capital IV, LP. As such, Tenaya Capital IV Annex GP, LLC possesses power to direct the voting and disposition of the shares owned by Tenaya Capital IV, LP and may be deemed to have indirect beneficial ownership of the shares held by Tenaya Capital IV, LP. Tenaya Capital IV Annex GP, LLC owns no securities of Meru directly. Tenaya Capital IV GP, LLC is the sole general partner of Tenaya Capital IV GP, LP which serves as the sole general partner of Tenaya Capital IV-P, LP and Tenaya Capital IV-C, LP. As such, Tenaya Capital IV GP, LLC and Tenaya Capital IV GP, LP possess power to direct the voting and disposition of the shares owned by Tenaya Capital IV-P, LP and Tenaya Capital IV-C, LP and may be deemed to have indirect beneficial ownership of the shares held by Tenaya Capital IV-P, LP and Tenaya Capital IV-C, LP. Tenaya Capital IV GP, LLC and Tenaya Capital IV GP, LP own no securities of Meru directly. Messrs. Thomas Banahan, Benjamin Boyer, Stewart Gollmer, Brian Melton and Brian Paul are Managing Members of Tenaya Capital IV Annex GP, LLC and Tenaya Capital IV GP, LLC. As such, Messrs. Thomas Banahan, Benjamin Boyer, Stewart Gollmer, Brian Melton and Brian Paul share power to direct the voting and disposition of the shares owned by Tenaya Capital IV, LP, Tenaya Capital IV-P, LP and Tenaya Capital IV-C, LP and may be deemed to have indirect beneficial ownership of the shares held by Tenaya Capital IV, LP, Tenaya Capital IV-P, LP and Tenaya Capital IV-C, LP. Messrs. Thomas Banahan, Benjamin Boyer, Stewart Gollmer, Brian Melton and Brian Paul own no securities of Meru directly. The address of Tenaya Capital is 2965 Woodside Road, Suite A, Woodside, California 94062.

COMPENSATION DISCUSSION AND ANALYSIS

        The following discussion and analysis of compensation arrangements of our executive officers should be read together with the compensation tables and related disclosures set forth below. This discussion contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. The actual amount and form of compensation and the compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.

        This section discusses the principles underlying our executive compensation policies and decisions and the most important factors relevant to an analysis of these policies and decisions. It provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our executive officers and places in perspective the data presented in the tables and narrative that follow.

Executive Summary

        Our compensation committee sets the compensation of our named executive officers, with the assistance of a compensation consultant described in more detail below, in light of their preexisting compensation arrangements based on their ability to achieve annual operational objectives that further our long-term business objectives and to create sustainable long-term stockholder value in a cost-effective manner. In considering changes executive officer compensation, the compensation committee took note of the greater than 99% approval at our 2011 annual meeting of the non-binding advisory resolution on compensation paid to our named executive officers, as disclosed in the compensation discussion and analysis, compensation tables and related narrative discussion in the proxy statement for our 2011 annual meeting.

Compensation Philosophy and Objectives

        Our compensation program for named executive officers is designed to attract, motivate and retain highly qualified individuals with the leadership skills necessary to achieve our business strategy. We specifically designed our compensation program to reward the achievement of specific annual, long-term and strategic goals, and to align our executives' interests with those of our stockholders by improving stockholder value. To that end, we have established a compensation philosophy which believes executive compensation packages provided to our named executive officers should adhere to the following objectives:

  •
  Named executives officers should be rewarded for achieving financial and operating performance in support of our business strategy and leadership excellence;

  •
  Compensation of named executive officers should be aligned with the interests of our stockholders by providing the named executive officers with long-term equity incentive compensation opportunities and promoting stock ownership, and thereby discouraging behavior that leads to excessive risk taking;

  •
  A portion of the compensation should be at risk; provided such risk does not lead to excessive risk taking by the named executive officers and should vary based on our financial and operating performance as well as the named executive officers' level of responsibility; and

  •
  Compensation of named executive officers should be competitive with market practice to enable us to attract, motivate, and retain such high-caliber named executive officers, as well as remain flexible in order to respond to changes in competitive trends.

Role of the Compensation Committee and Management

        Our compensation committee has the responsibility of formulating, evaluating and determining the compensation of our executive officers, including our named executive officers. The compensation committee consults with our Chief Executive Officer, Chief Financial Officer and Senior Vice President of Human Resources regarding both executive and non-executive employee compensation plans and programs, including administering our equity incentive plans. Our management team typically makes assessments and recommendations to the compensation committee on whether there should be adjustments to the annual base salary, annual cash incentive compensation and long-term equity incentive compensation of named executive officers based upon an assessment of certain factors. The compensation committee reviews such assessments and recommendations; however, the compensation committee's decisions are made by the compensation committee in its sole discretion, and outside of the presence of any impacted named executive officers. The compensation committee has the ultimate responsibility of formulating, evaluating and determining the compensation of our named executive officers, including the compensation of our Chief Executive Officer. Accordingly, in addition to the information regarding executive compensation paid to executives with similar titles and responsibilities at the companies in the Peer Group (described below), the compensation committee also takes into account each of the following individual factors (which are provided to the compensation committee by our management team) when determining the compensation for our executive officers:

  •
  Individual performance;

  •
  Performance of our business;

  •
  Retention risks;

  •
  Recommendations on the design and structure of quarterly incentive and long-term equity incentive compensation;

  •
  Information on recruiting and hiring trends and key employment statistics;

  •
  Recommendations from compensation consultant and management on the amount and form of compensation to be paid to all executive officers, including the Chief Executive Officer;

  •
  Strategic importance of the position;

  •
  Scarcity in the market of the individual's skills and talents;

  •
  Expected future contributions;

  •
  Historical compensation; and

  •
  Other information as requested by the compensation committee.

        Our Chief Executive Officer, Senior Vice President of Human Resources and our General Counsel generally attend the compensation committee meetings. However, at each meeting in which executive compensation is on the agenda, the compensation committee holds an executive session without management present. Our Chief Executive Officer is not present during the deliberation of, and voting on, his compensation.

Competitive Market Data and Use of Compensation Consultants

        The compensation committee is authorized to retain the services of compensation consultants and other advisors from time to time, as it sees fit, in connection with the establishment of cash and equity compensation plans and arrangements and related policies. In late 2009, the compensation committee engaged Compensia to advise on compensation for our executive officers and employees.

        In 2011, Compensia provided the following services to our compensation committee:

  •
  Assisting in the selection of the Peer Group and applicable benchmarks;

  •
  Providing compensation survey data;

  •
  Assisting the compensation committee in interpreting compensation data;

  •
  Reviewing our management's compensation recommendations; and

  •
  Advising on the reasonableness and effectiveness of our executive officer compensation levels and programs for all executives.

        In 2011, Compensia recommended a peer group of companies (referred to as the "Peer Group") against which it assessed the competitiveness of the executive compensation program. The companies comprising the Peer Group were selected on the basis of their similarity to our company in size (as determined by revenue and market capitalization) and product or service similarity. Compensation data for the Peer Group companies was gathered from publicly available information and from Compensia's proprietary compensation databases. This Peer Group was approved by the compensation committee and consisted of the following publicly-traded companies:

  •
  Boingo Wireless

  •
  CalAmp

  •
  Communications Systems

  •
  Digi International

  •
  Echelon

  •
  EMCORE

  •
  Limelight Networks

  •
  Maxwell Technologies

  •
  Network Equipment Tech

  •
  OPNET Technologies

  •
  PCTEL

  •
  ShoreTel

  •
  Smith Micro Software

  •
  Sourcefire

  •
  Sycamore Networks

  •
  Symmetricom

  •
  Telular

  •
  VASCO Data Security

        Total compensation was not targeted or benchmarked to any particular percentile of compensation paid by other Peer Group companies, but rather the compensation committee considered Peer Group compensation as a factor in making its compensation decisions, and considered market data a useful reference point to take into account to ensure that named executive officer total compensation is competitive with the Peer Group and sufficient to recruit and retain qualified executives. In addition, with the assistance of Compensia, the compensation committee also considered the following factors:

  •
  the performance of our company and the individual executive officer;

  •
  the criticality of the executive officer to our company,

  •
  the competitiveness of the market for that position,

  •
  our company's compensation philosophy (including short-term and long-term strategic objectives); and

  •
  the economic and business conditions of the overall market.

        Compensia serves at the sole discretion of our compensation committee and their services in 2011 included a review of our board of directors' compensation structure.

Elements of Compensation

        In 2011, the three main elements to our compensation program for named executive officers were:

  •
  base salary;

  •
  cash bonus incentive plans; and

  •
  long-term equity compensation in the form of stock options.

        In addition, we offer our executive officers additional benefits including a 401(k) plan and health benefits on the same terms as other employees. We have also entered into severance and change of control arrangements with our named executive officers. The compensation committee does not consider these benefits when making its determinations about other elements of our executive compensation program.

Base Salary

        We pay each named executive officer a base salary based on the experience, skills, knowledge and responsibilities required of such executive officer. Base salaries are initially set when a named executive officer joins us, and they represent, along with the factors described below, the amounts that we believe are necessary to attract and retain such executive officer. We believe base salaries are an important element in our overall compensation program because base salaries provide a fixed element of compensation that reflects job responsibilities and value to our company.

        The base salaries of our named executive officers were initially set at the time they joined us based on the following:

  •
  nature and responsibility of the position and the base salary at the executive's former position;

  •
  expertise of the individual executive;

  •
  competitiveness of the market for the executive's services based on the substantive judgment of the compensation committee; and

  •
  recommendations of the Chief Executive Officer and Senior Vice President of Human Resources, except in the case of their own compensation.

        Adjustments are made to the base salaries of our named executive officers based on periodic evaluations that take into account the factors listed above and overall company performance (without any reference to a specific goal). In 2011 we made modest adjustments to the base salaries of some of our named executive officers as the compensation committee believed the base salary level changes were warranted to satisfy our compensation objectives.

Cash Bonus Incentive Plan

        Our cash bonus incentive plan rewards our named executive officers for meeting and exceeding short-term goals, principally relating to the achievement of revenue targets and operational performance goals set by the compensation committee after consultation with the board of directors. We believe establishing revenue targets and operational performance goals are effective measurements in assessing how well or how poorly we are performing from a financial and development standpoint, and providing specific compensation rewards encourages our named executive officers to perform at their highest potential. It is our general philosophy that management be rewarded for their performance as a team in the attainment of these goals. We believe that this is important in aligning our named executive officers and employees and promoting teamwork among them.

        On April 20, 2011, the compensation committee approved our 2011 Executive Officer Bonus Plan, which we refer to as the 2011 Bonus Plan, which became effective immediately upon approval. Each named executive officer (with the exception of Mr. Vaughan, our Senior Vice President of Worldwide Sales, Services and Support) was assigned a targeted bonus value, set as a percentage of his base salary for 2011. Mr. Vaughan did not participate in the 2011 Bonus Plan because he was on a separate sales plan. Each named executive officer had the ability to earn more or less than his targeted value based on the extent of achievement of the specified performance goals, with 80% of target bonus value tied to achievement of a specified revenue goal, and 20% of target bonus value tied to achievement of a specified operating profit goal. The 2011 Bonus Plan also provided accelerating additional rewards for over-achievement of the corporate goals, however the total bonus amount available under the 2011 Bonus Plan was capped at 200% of the targeted bonus value. At the time the compensation committee established the targets in the 2011 Bonus Plan, it believed the targets were challenging but achievable based on its review of our operating plan and its assessment of our industry and the general economic environment.

        The compensation committee identified revenue growth as a key measure of our market share, and increased utilization of our products. To incentivize our focus on revenue growth, the weighting under the 2011 Bonus Plan was such that 80% of any bonus payable was based on achieving specified annual revenue goals, which we refer to as the Revenue Bonus. In addition, 20% of any bonus payable under the 2011 Bonus Plan was tied to our operating profit for 2011, which we refer to as the Operating Profit Bonus. The 2011 Bonus Plan also incorporated a provision for mid-year pro-rated progress payments based on the achievement of mid-year performance targets.

        Under the 2011 Bonus Plan, no portion of the Revenue Bonus could be paid unless we met the minimum revenue target for 2011 which was 90% of our revenue target for 2011. Upon achievement of this minimum revenue target, each participant was eligible to receive a bonus award of 50% of their targeted Revenue Bonus. For achievement between 90% and 100% of the revenue target, each eligible participant was eligible to receive a bonus award increasing from 50% on a straight line basis according to the percentage of achievement up to 100%. For example, if we achieved the operating plan revenue target at a level of 95% of the target, the portion of the Revenue Bonus would be payable at a level of 75% of the targeted Revenue Bonus amount. Upon achievement of 100% of our revenue target for 2011 of $102.8 million, each participant was eligible to receive a bonus award of 100% of their targeted Revenue Bonus. If we exceeded the revenue target for 2011, the amount of Revenue Bonus would also increase on a straight line basis according to the percentage of achievement, up to a maximum of 200% of their targeted Revenue Bonus. For example, if we attained 105% of the revenue target, the amount of the Revenue Bonus would have been 105%. The revenue target of $102.8 million was established at a level that we believed to be achievable, but would have required better than expected performance by us and each of our named executive officers.

        In addition, under the 2011 Bonus Plan, the compensation committee determined to apply a multiplier to the size of the Revenue Bonus if our revenue exceeded the revenue target of

$102.8 million and the target operating profit (loss) of ($3.3 million) was achieved. The percentage of any revenue achievement in excess of 100% would be multiplied by five. For example, if we achieved 102% of the revenue target, the amount of the Revenue Bonus would be 110% of the target Revenue Bonus amount, provided that the target operating profit (loss) of ($3.3 million) was met.

        Under the 2011 Bonus Plan, no portion of the Operating Profit Bonus could be paid to the eligible participants unless we achieved a minimum operating profit (loss) of ($5.7 million). If we achieved the minimum operating profit (loss), the amount of the Operating Profit Bonus was to be calculated on a straight line basis starting at 1% upon achievement of the minimum profit amount and up to 100% upon achievement of the target operating profit (loss) of ($3.3 million). If our operating profit for 2011 exceeded the target operating profit, the Operating Profit Bonus would have also increased on a straight line basis according to the percentage of achievement. For example, if we attained 105% of the target operating profit (loss), the amount of the Operating Profit Bonus would have been 105%. Under the 2011 Bonus Plan, our operating profit (loss) was measured on a non-GAAP basis, excluding stock-based compensation expense and warrant expense.

        In October 2011, the compensation committee provided guidance to management regarding how the revenue target would be adjusted in connection with evaluation of 2011 performance in light of developments during 2011, including purchasing pattern changes in our education vertical, and the transition of our Chief Executive Officer and Chief Technology Officer. During 2011, we generated revenue of approximately $90.5 million, or 94.3% of our operating plan revenue target after the adjustments under the 2011 Bonus Plan revenue target were applied. Accordingly, the participants received a bonus of 71% of their respective Revenue Bonus. Under the 2011 Bonus Plan, our operating profit (loss) was measured on a non-GAAP basis, excluding stock-based compensation expense and warrant expense. After the appropriate adjustments were applied, we did not achieve the minimum threshold for the Operating Profit Bonus, and as a result the eligible participants did not receive any payment towards their respective Operating Profit Bonus. As a result, overall weighted achievement against the 2011 Bonus Plan was 57%.

        The target bonus established under the 2011 Bonus Plan for, and the amount received by, each named executive officer was as follows:

Name	Position	Target Percentage (%) of Base Salary	Target Bonus Amount (including Revenue Bonus and Operating Profit Bonus	Actual Bonus Received (including Revenue Bonus and Operating Profit Bonus
Ihab Abu-Hakima	President and CEO	75%	$273,000	$155,610
Brett White	Chief Financial Officer	50%	147,500	84,075
Kamaljit Anand	Senior Vice President of Product Marketing	45%	117,900	67,203
Larry Vaughan	Senior Vice President, Worldwide Sales, Support & Services		243,750	214,254
Carl Gustin	Chief Marketing Officer, Senior Vice President Corporate Marketing	45%	119,250	67,973

        In April, 2011, the compensation committee approved a Sales Bonus Plan for Mr. Vaughan, our Senior Vice President of Worldwide Sales, Service and Support, which became effective immediately upon approval. The Sales Bonus Plan offered Mr. Vaughan the opportunity to earn a cash bonus, set at his $325,000 annual Sales Bonus target but to be pro-rated to reflect his April 2011 start date, based on the achievement of specified annual performance targets for 2011. The total bonus amount available under the Sales Bonus Plan was not capped. The Sales Bonus Plan consisted of two primary company-wide performance metrics: product shipments and gross margin.

        The primary component of the Sales Bonus Plan, or approximately 85% of the overall bonus award, was tied to our product shipments for 2011, which we refer to as the Product Shipment Bonus. In order for any of the Product Shipment Bonus to have been earned, product shipments must have achieved 85% of the annual target. Mr. Vaughan was eligible to earn 100% of the Product Shipment Bonus only if product shipments were at least 100% of the annual target. If our product shipments for 2011 achieved above target in the ranges of 100%-110%, 110%-120% and 120%+ then multipliers of 2x, 3x and 5x, respectively, would be applied. For example, achievement of 115% would result in a payment of 145% of the target Product Shipment Bonus. At the time the compensation committee set each target in the Sales Bonus Plan, it believed the targets were challenging but achievable based on its review of our operating plan and its assessment of our industry and general economic environment.

        In addition to the Product Shipment Bonus, 15% of the overall Sales Bonus was tied to achievement of our non-GAAP gross margin target of 65.9% for 2011.

        Mr. Vaughan earned 90% achievement for the Product Shipment Bonus in 2011 resulting in a payment of $186,219. In addition, the compensation committee approved 75% achievement against the gross margin bonus resulting in a payment of $28,125.

Long-Term Equity Compensation

        The goal of our long-term, equity-based incentive awards is to provide each named executive officer with an incentive to manage our company from the perspective of an owner with an equity stake in the business. Our compensation committee believes that long-term performance is achieved through an ownership culture that encourages long-term performance by our named executive officers through the use of stock-based awards. In addition, our compensation committee also believes that having a meaningful equity ownership in our company assists us in retaining our key employees. Following our initial public offering, we provide our named executive officers with long-term equity compensation through our 2010 Stock Incentive Plan, pursuant to which we grant options to purchase shares of our common stock.

        In April 2011, in connection with the annual compensation review, the compensation committee determined to grant our Chief Executive Officer RSUs for an aggregate of 13,000 shares and an option to purchase 24,000 shares, our Chief Financial Officer RSUs for an aggregate of 7,500 shares and an option to purchase 14,000 shares, our Senior Vice President, Product Management RSUs for an aggregate of 6,500 shares and an option to purchase 12,000 shares, our Senior Vice President, Worldwide Sales, Service and Support RSUs for an aggregate of 40,000 shares and an option to purchase 75,000 shares. The compensation committee determined to make the grants based on individual performance and review of current executive officer equity positions relative to peer group and survey median as reflected in the data provided by Compensia.

        In setting the vesting schedule for the April 2011 grants, our compensation committee determined that the total number of option shares granted in April 2011 to these executives would vest in accordance with our standard time-based vesting provisions whereby 1/48th of the option shares vest monthly with full vesting in April 2015, unless they are initial grants, in which case, 25% of the option shares vest in April 2012, then 1/48th of the option shares vest monthly with full vesting by April 2015 . For RSUs grated in April 2011 to each of our Chief Executive Officer, our Chief Financial Officer, and

our Senior Vice President of Product Marketing, 50% of the total number of shares vest in full on January 1, 2014 and the remaining 50% of the total number of shares vest upon the achievement of specified performance targets, which we refer to as the Performance RSUs. The compensation committee decided to subject 50% of the total number of RSU shares to performance-based vesting due in part of its belief that performance should be a significant factor in our overall equity compensation program.

        In addition, our compensation committee granted an RSU of 10,000 shares to our Senior Vice President Worldwide Sales, Support and Services vesting of which is entirely subject to the achievement of the same performance targets. The performance criteria for the vesting of the Performance RSUs requires a specified revenue per share target level be achieved by 2014. If the target is met, the Performance RSUs Options will vest in full in 3 years. If our revenues per share for this period equal or exceed 92% of the target, the number of shares underlying the Performance RSUs that vest will be equal to (i) 50% of the total number of shares underlying the Performance RSUs, plus (ii) a number of additional shares of the remaining 50% of the shares underlying the Performance RSUs based linearly on the revenues per share achieved in excess of 92% of the target up to 100% of the target. If the target is not achieved at a level of 92%, no shares underlying the Performance RSUs will vest and the Performance RSUs will terminate. Our compensation committee also granted to our Senior Vice President Worldwide Sales, Support and Services an additional RSU of 30,000 shares with time-based vesting, of which 5,000 shares vest on April 18, 2012 and 25,000 shares vest on April 18, 2013.

        In June 2011, our compensation committee granted our Chief Marketing Officer, Senior Vice President Corporate Marketing RSUs for an aggregate of 25,000 shares and an option to purchase 60,000 shares. The option vests in accordance with our standard time-based vesting provisions described above. Of the RSUs, 3,000 shares vested 100% on December 31, 2011, 11,000 shares vest on May 16, 2012, and the remaining 11,000 shares are subject to the same performance-based vesting described above for the performance RSUs granted to other executive officers in April 2011.

        In November 2011, the compensation committee determined to grant our Chief Financial Officer an option to purchase 14,000 shares and RSUs for an aggregate of 30,000 shares, our Senior Vice President of Product Marketing an option to purchase 12,000 shares and RSUs for an aggregate of 30,000 shares, our Senior Vice President Worldwide Sales, Support and Services an option to purchase 30,000 shares and RSUs for an aggregate of 50,000 shares, our Chief Marketing Officer, Senior Vice President Corporate Marketing an option to purchase 30,000 shares and RSUs for an aggregate of 50,000 shares. The options vest in accordance with our standard time-based vesting provisions and the RSUs vest 50% on October 6, 2012, and the remaining 50% on October 6, 2013.

Employee Benefits

        We provide all of our employees with a broad range of benefits, including medical and dental insurance and the opportunity to participate in our 401(k) plan, which is open to all regular, full-time US employees. We do not provide any special perquisites or benefits for the named executive officers.

Severance and Change of Control Arrangements.

        On November 7, 2011, our compensation committee approved changes to our severance and change of control arrangements with our named executive officers. Our compensation committee determined to provide these severance and change of control arrangements in order to mitigate some of the risk that exists for executives working in a small, dynamic company, an environment where there is a meaningful likelihood that we may be acquired. These arrangements are intended to attract and retain qualified executives that have alternatives that may appear to them to be less risky absent these arrangements, and to mitigate a potential disincentive to consideration and execution of such an acquisition, particularly where the services of these executive officers may not be required by the acquirer. We also believe that entering into these arrangements will help these executive officers maintain continued focus and dedication to their responsibilities to help maximize stockholder value if there is a potential transaction that could involve a change in control of Meru. These benefits are as more fully described in the section entitled "Executive Compensation—Potential Payments Upon Termination or Change in Control" below.

Retirement Plans

        Except as described below, we currently have no plans that provide for the payment of retirement benefits, or benefits that will be paid primarily following retirement, including but not limited to tax-qualified defined benefit plans, supplemental executive retirement plans, tax-qualified defined contribution plans and nonqualified defined contribution plans.

        We do maintain a 401(k) plan that is tax-qualified for our employees, including its executive officers. We do not offer employer matching or other employer contribution to 401(k) plan.

Transition Services Agreement with Mr. Abu-Hakima

        On October 3, 2011, Mr. Abu-Hakima informed our board of directors of his determination to resign as Chief Executive Officer, effective the earlier of either March 31, 2012, or thirty days after the date his successor was appointed and commences work in that capacity. In connection with Mr. Abu-Hakima's transition and his continued service during the transition period, the board of directors and Mr. Abu-Hakima entered into transitional employment agreement, as approved by our compensation committee, in order to induce Mr. Abu-Hakima to continue his services with Meru through the anticipated transition period. Under the transitional employment agreement:

  •
  during such continued service Mr. Abu-Hakima was entitled to:

  •
  continue to be paid at his current base salary rate of $364,000 per annum and continue to accrue vacation;

  •
  receipt of his 2011 bonus, to the extent earned in accordance with the existing bonus program, though irrespective of whether Mr. Abu-Hakima's service has terminated prior to payment (other than a voluntary termination by Mr. Abu-Hakima prior to the Planned Termination Date) and a prorated bonus (crediting service through March 31, 2012) based on Meru's final year end performance under the bonus plan in effect during such service, which prorated 2012 bonus will be paid (to the extent earned) at the same time bonuses for 2012 performance are paid to Meru's other executives;

  •
  continue to vest his equity incentives in accordance with their terms, provided that if the start of a new Chief Executive Officer is prior to March 31, 2012, such vesting will be thru March 31, 2012 (and with the post-termination exercise period to begin March 31, 2012); and

  •
  upon termination was entitled to:

  •
  continuation of his base salary for an additional 12 months beginning April 1, 2012;

  •
  a lump sum cash retention bonus equal to (i) the unpaid portion (if any) of Mr. Abu-Hakima's base salary through March 31, 2012, plus (ii) an additional 6 months of his then-current base salary, plus (iii) $1,000,000; and

  •
  continuation of Meru employee benefits through March 31, 2012, and (a) continuation of Meru's health insurance benefits until the earlier of: (i) the end of 18 months, or (ii) the date the Mr. Abu-Hakima or Mr. Abu-Hakima's eligible dependents become covered under another employer group health plan; or, upon the election of Mr. Abu-Hakima, (b) Meru-paid premiums for COBRA continuation coverage for up to 18 months after the date of termination.

        Such compensation is subject to a Section 409A savings clause as well as (i) a release of Meru by Mr. Abu-Hakima for all claims (other than for payment of the foregoing and his existing indemnification), (ii) Mr. Abu-Hakima's compliance with customary non-solicitation covenants for twelve months post-termination and continued observance of his obligations to the company under his current proprietary information and inventions agreement, (iii) Mr. Abu-Hakima's compliance with customary non-disparagement covenants for twelve months post-termination, and (iv) Mr. Abu-Hakima's resignation as a director effective upon the appointment of a new Chief Executive Officer subject to acceptance by the board of directors (and resignation from any other positions with the company and its subsidiaries).

        The transitional employment agreement superseded Mr. Abu-Hakima's prior change of control and severance arrangement with Meru.

Advisory Agreement with Mr. Abu-Hakima

        On February 29, 2012, the compensation committee approved an advisory services agreement with Mr. Abu-Hakima to provide incentive to make himself available to the board of directors for consultation following his service as our Chief Executive Officer. Under the advisory services agreement:

  •
  Mr. Abu-Hakima agreed that, following the Transitional Period as such term is defined in the transitional employment agreement described above, he will make himself available to the board of directors and Mr. Abu-Hakima's successor regarding advice relating to the company's business activities while he was our Chief Executive Officer.

  •
  In exchange for those services, we agreed to extend the post-termination period of exercisability for vested options held by Mr. Abu-Hakima as of March 31, 2012 until the earlier of (a) March 31, 2013 or (b) termination of the advisory agreement.

Appointment of Bami Bastani as President and Chief Executive Officer

        The board of directors appointed Bami Bastani as President and Chief Executive Officer of our company and a member of our board of directors, effective March 21, 2012.

        In connection with his appointment, Dr. Bastani executed an employment offer letter which provides Dr. Bastani will receive the following:

  •
  A base salary of $450,000 per year.

  •
  A target bonus for 2012 of $450,000, prorated for the portion of 2012 Dr. Bastani is employed by us, under our 2012 Management Bonus Plan.

  •
  Eligibility to participate in our employee benefit plans on the same basis as other executive employees.

  •
  In accordance with the terms of an Inducement Stock Option Plan and Agreement, an option to purchase up to 600,000 shares of our common stock at an exercise price equal to the fair market value of a share of our common stock on the date of grant of the option. The option has a four-year term and will vest at the rate of 25% of the shares on the first anniversary of Dr. Bastani's employment and then 1/48th of the shares monthly thereafter, subject to Dr. Bastani's continued employment.

  •
  Restricted stock units representing a total of 100,000 shares of our common stock, which will vest according to the following schedule:

  •
  In accordance with a Service-Based Restricted Stock Unit Plan and Agreement, half of the RSUs will vest over time as follows:

  •
  10,000 RSUs will vest on December 31, 2012;

  •
  17,500 RSUs will vest on December 31, 2013; and

  •
  22,500 RSUs will vest on December 31, 2014.

  •
  In accordance with a Performance-Based Restricted Stock Unit Plan and Agreement, half of the RSUs will vest based on the following performance criteria:

  •
  10,000 RSUs will vest on the achievement of the performance criteria generally applicable for executive officer performance-based option grants made in 2010 (for performance in the year ended December 31, 2012);

  •
  17,500 RSUs will vest on the achievement of the performance criteria generally applicable for executive officer performance-based option grants made in 2011 (for performance in the year ended December 31, 2013); and

  •
  22,500 RSUs will vest on the achievement of the performance criteria generally applicable for executive officer performance-based option grants made in 2012 (for performance in the year ended December 31, 2014).

  •
  Subject to a 409A savings clause and Dr. Bastani's execution of a release of claims against us, severance and change of control benefits under a Severance and Change of Control Agreement, which provides:

  •
  If Dr. Bastani is terminated by us without cause or resigns under certain specified circumstances,

  •
  severance benefits in the form of salary continuation for the 18 month period following Dr. Bastani's termination at Dr. Bastani's annual base salary as in effect as of the date of termination (provided that the period shall be extended to 24 months in the event Dr. Bastani is terminated prior to December 31, 2012); and

  •
  the continuation of health insurance benefits for the 18 month period following Dr. Bastani's termination (provided that the period shall be extended to 24 months in the event Dr. Bastani is terminated prior to December 31, 2012).

  •
  If Dr. Bastani is terminated by us without cause or resigns under certain specified circumstances within 3 months before or 12 months after a change of control,

  •
  acceleration of the vesting and exercisability of all of Dr. Bastani's outstanding equity (including options and restricted stock units) to the extent such equity vests based solely on services to us over time (as opposed to performance-based vesting);

  •
  severance benefits in the form of salary continuation for the 24 month period following Dr. Bastani's termination at Dr. Bastani's annual base salary as in effect as of the date of termination; and

  •
  the continuation of health insurance benefits for the 24 month period following Dr. Bastani's termination.

Risks from Compensation Policies and Practices

        The compensation committee reviews our compensation policies and practices to determine areas of resulting risk and the actions that we have taken, or should take, to mitigate any such identified risk. Based on the compensation committee's review of our compensation policies and practices, we do not believe that any risks relating from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on our business.

Accounting and Tax Implications of Our Compensation Policies

        We follow the Financial Accounting Standards Board's Accounting Standards Codification Topic 718 for our stock-based compensation awards. ASC 718 requires companies to calculate the grant date "fair value" of their stock-based awards using a variety of assumptions. This calculation is performed for accounting purposes and reported in the compensation tables below, even though recipients may never realize any value from their awards. ASC 718 also requires companies to recognize the compensation cost of their stock-based awards in their income statements over the period that an employee is required to render service in exchange for the award.

        Because of the limitations of Internal Revenue Code Section 162(m), we generally receive a federal income tax deduction for compensation paid to our Chief Executive Officer and to certain other highly compensated officers only if the compensation is less than $1,000,000 per person during any fiscal year or is "performance-based" under Code Section 162(m). In addition, while neither the compensation committee nor board of directors has not adopted a formal policy regarding tax deductibility of compensation paid to our named executive officers, we determined that compensation paid in 2011, as well as any gain from options granted in 2011 will be fully diluted, and the compensation committee intends to consider tax deductibility under Code Section 162(m) as a factor in its future compensation decisions.

Compensation Committee Report

        The compensation committee has reviewed and discussed the Compensation Disclosure and Analysis set forth above with our management. Based on its review and discussions, the compensation committee recommended to our board of directors that the Compensation Disclosure and Analysis be included in this proxy statement.

Submitted by the Compensation Committee of the Board of Directors,
Harold Copperman Stanley Meresman Nicholas Mitsakos

EXECUTIVE COMPENSATION

2011 Summary Compensation Table

        The following table sets forth certain information with respect to compensation awarded to, earned by or paid to each person who served as our Chief Executive Officer, our Chief Financial Officer and each of our three other most highly compensated executive officers whose compensation was more than $100,000 during the fiscal year ended December 31, 2011, 2010, and 2009. We refer to these executive officers as our "named executive officers" elsewhere in this proxy statement.

Name and Principal Position	Year	Salary	Bonus		Option Awards(1)	Stock Awards(2)	Non-Equity Incentive Plan Comp.(3)	All Other Comp.		Total
Ihab Abu-Hakima	2011	$364,000	$—		$210,074	$225,420	$155,610			$955,104
President and Chief	2010	350,000	—		1,401,222	—	367,500			2,118,722
Executive Officer	2009	350,000	—		1,001,559	—	68,750			1,420,309
Brett White	2011	295,000	—		161,507	296,250	84,075			836,832
Chief Financial Officer	2010	278,000	—		60,921	—	195,000			533,921
	2009	278,000	36,675	(4)	429,239	—	49,325			793,239
Kamaljit Anand	2011	262,000	—		138,434	278,910	67,203			746,546
Senior Vice President of	2010	247,000	20,000	(5)	—	—	195,000			462,000
Product Management	2009	247,000	—		271,440	—	36,613			555,053
Larry Vaughan(6)	2011	194,792	—		795,638	859,800	—	214,254	(7)	2,064,484
Senior Vice President,			—
Worldwide Sales,
Support & Services
Carl Gustin(8)	2011	165,625	—		597,309	549,950	67,973			1,380,857
Chief Marketing Officer,			—
Senior Vice President
Corporate Marketing

(1)
Amounts shown in this column do not reflect dollar amounts actually received by the officer. Instead, these amounts reflect the aggregate full grant date fair value calculated in accordance with ASC 718 for awards granted during 2011. See Note 15 of the Notes to our Consolidated Financial Statements in our Annual Report on Form 10-K for fiscal 2011 for a discussion of all assumptions made in determining the grant date fair values. The number of stock options granted in 2011 to our named executive officers is shown in the "Grants of Plan Based Awards" table included below.

(2)
Amounts shown in this column do not reflect dollar amounts actually received by the officer. Instead, these amounts reflect the aggregate full grant date fair value.

(3)
The amounts in this column represent total performance-based bonuses earned and payable at a later date for service rendered during the years ended December 31, 2011, 2010, and 2009 under the 2011 Bonus Plan, 2010 Bonus Plan, and 2009 Bonus Plan respectively. Under each Bonus Plan, each executive was eligible to receive a cash bonus based on achievement of certain corporate performance goals.

(4)
Discretionary bonuses earned by Mr. White in 2009 and paid at a later date, in addition to plan-based bonuses.

(5)
Discretionary bonus earned by Mr. Anand in 2010 and paid at a later date, in addition to plan-based bonuses.

(6)
Mr. Vaughan joined us in April 2011.

(7)
This amount represents commission payments as described in greater detail in the Compensation Discussion and Analysis section of this proxy statement.

(8)
Mr. Gustin joined us in May 2011.

2011 Grants of Plan-Based Awards

        The following table presents grants of plan-based awards to our named executive officers during 2011:

					Equity Incentive Plan
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
							Option Awards: Number Of Securities Underlying Options(3)	Exercise or Base Price of Option Awards ($/Sh)(4)
									Grant Date Fair Value of Stock and Option Awards(5)
Name	Grant Date	Target ($)	Maximum ($)		Stock Awards(2)
Ihab Abu-Hakima	4/20/2011				13,000	(7)	—	$—	$225,420
	4/20/2011				—		24,000	17.34	210,074
		273,000	546,000
Brett White	4/20/2011				7,500	(7)	—	—	130,050
	4/20/2011				—		14,000	17.34	122,543
	11/7/2011				30,000		—	—	166,200
	11/7/2011				—		14,000	5.54	38,963
		147,500	295,000
Kamaljit Anand	4/20/2011				6,500	(7)	—	—	112,710
	4/20/2011				—		12,000	17.34	105,037
	11/7/2011				30,000		—	—	166,200
	11/7/2011				—		12,000	5.54	33,397
		117,900	235,800
Larry Vaughan	4/20/2011				40,000	(8)	—	—	693,600
	4/20/2011				—		75,000	17.34	656,483
	11/7/2011				30,000		—	—	166,200
	11/7/2011				—		50,000	5.54	139,155
		243,750	—	(6)
Carl Gustin	6/7/2011				25,000	(9)	—	—	383,750
	6/7/2011				—		60,000	15.35	458,154
	11/7/2011				30,000		—	—	166,200
	11/7/2011				—		50,000	5.54	139,155
		119,250	238,500

(1)
The amounts in this column reflect amounts payable pursuant to our Cash Bonus Incentive Plan, except for the amounts payable to Mr. Vaughan pursuant to his sales plan.

(2)
All stock awards in this column are restricted stock units.

(3)
See footnotes in the "Outstanding Equity Awards at Fiscal Year-End" below for a discussion of the vesting terms of these awards and options.

(4)
The exercise price of the options was determined by the market closing price on the grant date.

(5)
Amounts shown in this column do not reflect dollar amounts actually received by the officer. Instead, these amounts reflect either the market value of the aggregate full grant date for stock awards or the aggregate full grant date fair value calculated in accordance with ASC 718 for option awards granted during 2011. Please see Note 15 of the Notes to our Consolidated Financial Statements in our annual report on Form 10-K for fiscal 2011 for a discussion of all assumptions made in determining the grant date fair values of the options we granted in fiscal 2011.

(6)
There is not a maximum amount that Mr. Vaughan may receive under his Sales Plan. For a description of this plan, see "Elements of Compensation—Cash Bonus Incentive Plan."

(7)
50% of the restricted stock units are subject to the achievement of certain performance criteria.

(8)
10,000 restricted stock units are subject to the achievement of certain performance criteria.

(9)
11,000 restricted stock units are subject to the achievement of certain performance criteria.

2011 Outstanding Equity Awards at Fiscal Year-End

        The following table presents certain plan information of equity awards held by our named executive officers as of December 31, 2011:

	OPTION AWARDS						STOCK AWARDS
							Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units That Have Not Vested ($)
	Number of Securities Underlying Unexercised Options—
					Exercise Price	Expiration Date Of Options
Name	Exercisable(1)		Un-exercisable
Ihab Abu-Hakima	20,800	(2)			$1.30	April 15, 2015
	24	(2)			0.91	August 19, 2015
	33,615	(2)			1.17	October 26, 2016
	38,461	(3)			4.81	July 22, 2018
	215,384	(4)			7.80	September 24, 2019
	88,461	(5)			9.10	February 22, 2020
	88,461	(6)			9.10	February 22, 2020
	5,499	(9)	18,501	(9)	17.34	April 20, 2021
					—		6,500	(10)	26,845
					—		6,500	(11)	26,845
Brett White	20,001	(7)			4.81	October 7, 2018
	63,632	(4)			7.80	September 24, 2019
	3,846	(5)			9.10	February 22, 2020
	3,846	(6)			9.10	February 22, 2020
	3,208	(9)	10,792	(9)	17.34	April 20, 2021
					—		3,750	(10)	15,488
					—		3,750	(11)	15,487
	291	(12)	13,709	(12)	5.54	November 7, 2021
					—		30,000	(13)	123,900
Kamaljit Anand	6,811	(8)			4.81	July 22, 2018
	44,866	(4)			7.80	September 24, 2019
	2,749	(9)	9,251	(9)	17.34	April 20, 2021
					—		3,250	(10)	13,423
					—		3,250	(11)	13,422
	249	(12)	11,751	(12)	5.54	November 7, 2021
					—	November 7, 2021	30,000	(13)	123,900
Larry Vaughan	—	(9)	75,000	(9)	17.34	April 20, 2021
					—		5,000	(14)	20,650
					—		25,000	(15)	103,250
					—		10,000	(16)	41,300
	1,041	(12)	48,959	(12)	5.54	November 7, 2021
					—	November 7, 2021
Carl Gustin	—	(17)	60,000	(17)	5.54	June 7, 2021
					—		11,000	(18)	45,430
					—		11,000	(19)	45,430
	1,041	(12)	48,959	(12)	5.54	November 7, 2021
					—		30,000	(13)	123,900

(1)
Unless otherwise noted, all option grants prior to our initial public offering on March 31, 2010 may be exercised pursuant to a restricted stock purchase agreement prior to vesting; any shares purchased prior to vesting are subject to a right of repurchase in our favor in the event the individual ceases to provide services for any reason which right lapses in accordance with the vesting schedule of the option.

(2)
Fully vested.

(3)
Option vests monthly beginning on August 7, 2008 and will be fully vested on July 7, 2012.

(4)
Option vests monthly beginning on October 24, 2009 and will be fully vested on September 24, 2013.

(5)
Option vests monthly beginning on March 11, 2010 and will be fully vested on February 11, 2014.

(6)
Option will be fully vested on February 11, 2013, subject to the achievement of certain performance criteria.

(7)
Option vests in monthly beginning on July 1, 2008 and will be fully vested on June 1, 2012.

(8)
Option vested as 25% of the shares of common stock underlying it on January 7, 2009, and as to 1/48th of the underlying shares monthly thereafter until fully vested on January 7, 2012.

(9)
Option vested as 25% of the shares of common stock underlying it on April 18, 2012, and as to 1/48th of the underlying shares monthly thereafter until fully vested on April 18, 2015.

(10)
Award fully vests on April 20, 2013.

(11)
Award fully vests on April 20, 2013, subject to achievement of certain performance criteria.

(12)
Option vests monthly beginning on November 7, 2011 and will be fully vested on November 7, 2015.

(13)
Option vests annually beginning on November 7, 2011 and will be fully vested on November 7, 2013.

(14)
Award fully vests on April 18, 2012.

(15)
Award fully vests on April 18, 2013.

(16)
Award fully vests on April 18, 2014, subject to the achievement of certain performance criteria.

(17)
Option vested as 25% of the shares of common stock underlying it on May 16, 2012, and as to 1/48th of the underlying shares monthly thereafter until fully vested on May 16, 2015.

(18)
Award fully vests on May 16, 2013.

(19)
Award fully vests on May 16, 2014, subject to the achievement of certain performance criteria.

Option Exercises and Stock Vested in 2011

        The following table shows the number of options exercised by our named executive officers during the fiscal year ended December 31, 2011:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized On Vesting
Ihab Abu-Hakima	63,000	$1,147,976	—	—
Brett White	82,520	1,210,287	—	—
Kamaljit Anand	21,427	201,122	—	—
Larry Vaughan	—	—	—	—
Carl Gustin	—	—	3,000	$12,390

Employment, Severance and Change of Control Agreements

        We consider it essential to the best interests of our stockholders to foster the continuous employment of our key management personnel. In this regard, we recognize that the possibility of an involuntary termination or change in control may exist and that the uncertainty and questions that it may raise among executives could result in the departure or distraction of executives to the detriment of the company and our stockholders. In order to reinforce and encourage the continued attention and dedication of certain key members of management, we previously entered into change in control agreements with certain of our named executive officers, some of which contained both single and double trigger acceleration. In connection with the review by our compensation committee of retention measures following the announcement of the transition of our Chief Executive Officer, our compensation committee adopted approved a standardized severance and change of control agreement in order to harmonize the change of control provisions across all executive officers and address retention concerns.

        Under the severance and change of control agreements, if an executive officer identified below is terminated as a result of an Involuntary Termination (as defined below) and not for Cause (as defined below) such executive officer will be entitled to severance benefits from us in the form of salary continuation for the period of months listed opposite such executive officer's name in the second column below. Moreover, such executive officer will be entitled to the continuation of health insurance benefits by us or to have the executive officer's premiums for COBRA continuation coverage reimbursed by us until the earlier of: (i) the end of the period of months listed opposite such executive officer's name in the second column below, or (ii) the date the executive officer or such executive officer's eligible dependents become covered under another employer group health plan; or, upon the election of the executive officer.

        If an executive officer identified below is terminated as a result of an Involuntary Termination" and not for Cause at any time within three months before or twelve months after a Change of Control (as defined below) such executive officer will be entitled, in lieu of the severance and health benefits described below, to severance benefits from us in the form of salary continuation for the period of months listed opposite such executive officer's name in the third column below. Moreover, such executive officer will be entitled to the continuation of health insurance benefits by us or to have the executive officer's premiums for COBRA continuation coverage reimbursed by us until the earlier of: (i) the end of the period of months listed opposite such executive officer's name in the third column below, or (ii) the date the executive officer or such executive officer's eligible dependents become covered under another employer group health plan; or, upon the election of the executive officer. In addition to these benefits, upon such an Involuntary Termination in connection with a Change of Control, such executive officer will receive acceleration of the vesting and exercisability of all of such executive officer's outstanding equity awards (e.g., stock options and RSUs) to the extent the vesting is based solely on services to our company over time (rather than performance-based vesting).

        The payment and benefit levels in connection with Involuntary Termination or Change of Control were determined by the compensation committee with the assistance of Compensia, as well as the following factors:

  •
  the criticality of the executive officer to our company,

  •
  the competitiveness of the market for that position, and

  •
  our company's compensation philosophy (including short-term and long-term strategic objectives.

Name of Executive Officer	Months of Severance Payments and Continued Health Insurance Benefits Upon Involuntary Termination		Months of Severance Payments and Continued Health Insurance Benefits Upon Involuntary Termination Following a Change of Control
Bami Bastani	18 months	(1)	18 months	(1)
Kamal Anand	12 months		18 months
Carl Gustin	15 months		22 1/2 months
Larry Vaughan	15 months		22 1/2 months
Brett White	15 months		22 1/2 months

(1)
Provided that such period shall be twenty-four (24) months in the event of an Involuntary Termination prior to December 31, 2012.

        In the event that the payments under any Severance Agreement constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code, which we refer to as the Code and would subject the executive officer to the excise tax under Section 4999 of the Code, such executive officer is entitled to either: (i) the full payments provided under the Severance Agreement, or (ii) such lesser amount which would result in no portion of such payments being subject to excise tax under

Section 4999 of the Code, whichever of the foregoing amounts, taking into account all applicable income and excise taxes, would result in a greater after-tax benefit to such executive officer. The foregoing payments, benefits and, as applicable, acceleration are also subject to a Section 409A savings clause as well as (i) a release of our company by the applicable executive officer for all claims, (ii) the executive officer's compliance with customary non-solicitation covenants for twelve months post-termination and continued observance of his obligations to us under his current proprietary information and inventions agreement, and (iii) the executive officer's compliance with customary non-disparagement covenants for twelve months post-termination.

        "Cause" is defined to mean

  •
  the failure by such executive officer to substantially perform such executive officer's duties and responsibilities of his position (other than such failure resulting from such executive officer's incapacity due to physical or mental illness), provided that following a Change of Control such failure must be willful and continued;

  •
  a felony conviction or a plea of "guilty" or "no contest" to a felony and which has an adverse effect on the business or affairs of the Company or its affiliates or stockholders, provided that following a Change of Control such adverse affect must be a material adverse effect on the Company or its affiliates or stockholders;

  •
  intentional or willful misconduct or refusal to follow the reasonable and lawful instructions of our board of directors;

  •
  intentional breach of Company confidential information obligations which has an adverse effect on the Company or its affiliates or stockholders, provided that following a Change of Control such adverse affect must be a material adverse effect on the Company or its affiliates or stockholders;

  •
  material fraud or dishonesty against the Company;

  •
  prior to a Change of Control, material violation of a written Company policy or agreement or a material Company policy or agreement broadly understood by Company executive officers which has an adverse effect on the Company or its affiliates or stockholders, or, following a Change of Control, violation of Company policy or agreement which has a material adverse effect on the Company or its affiliates or stockholders; or

  •
  failure to cooperate with the Company in any investigation or formal proceeding by our board of directors or any governmental or self-regulatory entity;

provided that no termination of the executive officer for Cause shall be effective unless the executive officer is given written notice from our board of directors of the condition that could constitute Cause and, if capable of being cured, at least 30 days to cure the condition.

        "Change of Control" is defined to mean the occurrence of any of the following events:

  •
  the approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company or the closing of a sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition to a subsidiary of the Company or to an entity, the voting securities of which are owned by the stockholders of the Company in substantially the same proportions as their ownership of the Company's voting securities immediately prior to such sale or disposition;

  •
  a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent directly or indirectly (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

  •
  any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becoming the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing fifty percent or more of the total voting power represented by the Company's then outstanding voting securities;

  •
  a contest for the election or removal of members of the Board that results in the replacement during any twelve-month period of at least fifty percent of the Incumbent Directors of the Board, whose appointment is not endorsed by the majority of the Incumbent Directors of the Board prior to such contest. "Incumbent Directors" is defined as: (x) directors as of the date of the Severance Agreement; and (y) directors elected other than in connection with an actual or threatened proxy contest.

        "Involuntary Termination" is defined to mean such executive officer's termination by the Company without "Cause" or resignation by such executive officer within 30 days following the expiration of any Company cure period following the occurrence of one or more of the following without the executive officer's written consent:

  •
  a material reduction in the executive officer's responsibilities relative to the executive officer's authorities or responsibilities in effect on the date of the Severance Agreement, or, on or following a Change of Control, a material reduction in the executive officer's responsibilities relative to the executive officer's authorities or responsibilities in effect immediately prior to the Change of Control;

  •
  a material reduction by the Company of the executive officer's annual base compensation rate and / or target bonus dollar amount as of the date of the Severance Agreement other than a reduction, not to exceed 15% of the aggregate base salary and target bonus opportunity dollar amount, that is similarly imposed on the Company's other executive officers, or, on or following a Change of Control, a material reduction by the Company of the executive officer's annual base compensation rate and / or target bonus dollar amount as in effect immediately prior to the Change of Control;

  •
  a material breach of the executive officer's Severance Agreement by the Company;

  •
  the relocation of the executive officer's principal place of employment to a facility or a location more than 35 miles from the executive officer's location of employment on the date of execution of the Severance Agreement; or

  •
  the failure of the Company to obtain the assumption of the Severance Agreement or any other agreement between the Company and the executive officer by any successors;

provided that no such event will be deemed an Involuntary Termination without the executive officer first providing the Company (copying the Board of Directors) with written notice of the condition that would constitute the Involuntary Termination within 90 days of the event that Executive believes constitutes the Involuntary Termination and at least 30 days prior to effectiveness of such resignation for Involuntary Termination and such condition constituting the Involuntary Termination has not been cured prior to effectiveness of such resignation; and provided further that termination due to death or disability will not be considered an Involuntary Termination.

Potential Payments Upon Termination or Change of Control

        The following table summarizes the payments that would be made to our named executive officers upon the occurrence of a termination of employment qualifying for severance benefits in connection with upon a change in control under the severance and change of control agreements described above, assuming that each named executive officer's termination of employment with our company occurred on December 31, 2011 or in the event that a change in control of our company occurred on December 31, 2011, as applicable and the price per share of our common stock is the closing market price as of December 31, 2011. Amounts shown do not include (i) accrued but unpaid salary through the date of termination, (ii) other benefits earned or accrued by the named executive officer during his employment that are available to all salaried employees, such as accrued vacation, or (iii) acceleration of vesting of any outstanding performance options.

	Termination Without Cause (No Change in Control)(3)	Termination Without Cause (Within three months before or twelve months after Change in Control)(3)
Ihab Abu-Hakima
Cash Severance	$1,546,000	$1,546,000
Continued Health Benefits(1)	31,460	31,460
Acceleration of Stock Options(2)	—	—

Total	$1,577,460	$1,577,460

Brett White
Cash Severance	$368,750	$553,125
Continued Health Benefits(1)	26,216	39,324
Acceleration of Stock Options(2)	—	154,875

Total	$394,966	$747,324

Kamaljit Anand
Cash Severance	$262,000	$393,000
Continued Health Benefits(1)	20,973	31,460
Acceleration of Stock Options(2)	—	150,745

Total	$282,973	$575,205

Larry Vaughan
Cash Severance	$343,750	$515,625
Continued Health Benefits(1)	26,495	39,743
Acceleration of Stock Options(2)	—	289,100

Total	$370,245	$844,468

Carl Gustin
Cash Severance	$331,250	$496,875
Continued Health Benefits(1)	26,495	39,743
Acceleration of Stock Options(2)	—	214,760

Total	$357,745	$751,378

(1)
Represents the aggregate full premium payments that would be required to be paid to or on behalf of each named executive officer to provide continued health insurance coverage under COBRA (based on the executive's health insurance coverage as of December 31, 2011) for the maximum period available to the named executive officer.

(2)
The value of accelerated stock options was calculated by multiplying (x) the number of shares subject to acceleration by (y) the difference between the fair market value of a share of our common stock on December 31, 2011, which was $4.13, and the per share exercise price of the accelerated option.

(3)
Does not include severance calculations for Dr. Bastani who joined the company on March 21, 2012.

Limitation on Liability and Indemnification Matters

        Our certificate of incorporation contains provisions that limit the personal liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for:

  •
  any breach of the director's duty of loyalty to us or our stockholders;

  •
  any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

  •
  unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

  •
  any transaction from which the director derived an improper personal benefit.

        Our certificate of incorporation provides that we are required to indemnify our directors and our bylaws provide that we are required to indemnify our directors, in each case to the fullest extent permitted by Delaware law. Our bylaws also provide that we shall advance expenses incurred by a director in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under the provisions of Delaware law. We have entered and expect to continue to enter into agreements to indemnify our directors and officers. With certain exceptions, these agreements provide for indemnification for related expenses including, among other things, attorneys' fees, judgments, fines and settlement amounts incurred by any of our directors in any action or proceeding. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors. We also maintain directors' and officers' liability insurance.

        The limitation of liability and indemnification provisions in our certificate of incorporation and bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty of care. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder's investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers. At present, there is no pending litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        This report of the Audit Committee is required by the Securities and Exchange Commission, and is not "soliciting material," is not to be deemed "filed" with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of Meru Networks under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

        The audit committee of the board of directors is composed of Mr. Meresman, who is the chair of the audit committee, and Messrs. Kissner and Newman, each of whom the board of directors has determined is an independent director, as independence for audit committee members is defined in The NASDAQ Stock Market's listing standards. The board of directors has determined that Mr. Meresman is an "audit committee financial expert" as defined in Item 407(d) of Regulation S-K promulgated under the Securities Act and the Exchange Act.

        As members of the audit committee for 2011, we assist the board of directors in fulfilling its responsibilities relating to the oversight of the accounting, financial reporting, internal controls, financial practices and audit activities of the company and its subsidiaries. The audit committee operates under a charter.

        In fulfilling its oversight role, the audit committee has reviewed and discussed with management and the independent registered public accounting firm our audited consolidated financial statements. The audit committee met twenty times during 2011, including meetings with our independent registered public accounting firm to review our quarterly and annual consolidated financial statements and the scope and results of their review or audit of such statements. It is not the duty of the audit committee to plan or conduct audits or to determine that the financial statements are complete and accurate and conform to generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of our financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Burr Pilger Mayer, Inc., our independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), or PCAOB.

        The audit committee discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114 (The Auditor's Communication with Those Charged With Governance), as adopted by the PCAOB in Rule 3200T. Our independent registered public accounting firm also provided to the audit committee the written disclosures and the letter required by Ethics and Independence Rule 3526 of the PCAOB (Communications with Audit Committees Concerning Independence), and the audit committee discussed with the independent registered public accounting firm that firm's independence.

        Based upon the audit committee's review and discussions referred to above, the audit committee recommended to the board of directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the SEC on March 15, 2012.

        In addition, the Audit Committee selected Burr Pilger Mayer, Inc. as our independent registered public accounting firm for our fiscal year ending December 31, 2012 and is seeking ratification of such selection by our stockholders.

Submitted by the Audit Committee of the Board of Directors,
Stanley Meresman Charles Kissner Barry Newman

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        In addition to the executive officer and director arrangements discussed above under "Election of Directors—Director Compensation" and "Executive Compensation," below is a description of transactions since January 1, 2011 to which we have been a party, in which the amount involved in the transaction exceeds or will exceed $120,000, and in which any of our directors, nominees for director, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with any of these individuals, had or will have a direct or indirect material interest.

Stock Option Grants

        We have granted some of our executive officers and directors equity-based awards. See the related descriptions in this proxy statement under the captions "Election of Directors—"Director Compensation" and "Executive Compensation."

Employment Arrangements and Indemnification Agreements

        We have entered into employment arrangements with our executive officers. See "Executive Compensation—Employment, Severance and Change of Control Arrangements" for information regarding these arrangements with our named executive officers.

        We have entered or will enter into indemnification agreements with our directors and executive officers. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law. See "Executive Compensation—Limitation on Liability and Indemnification Matters."

Review, Approval or Ratification of Transactions with Related Parties

        Our policy and the charters of our nominating and corporate governance committee and our audit committee require that any transaction with a related party that must be reported under applicable rules of the SEC, other than compensation related matters, must be reviewed and approved or ratified by our nominating and corporate governance committee, unless the related party is, or is associated with, a member of that committee, in which event the transaction must be reviewed and approved by our audit committee. These committees have not adopted policies or procedures for review of, or standards for approval of, these transactions.

STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS

        Under our bylaws, stockholders who wish to present proposals for action, or to nominate directors, at our next annual meeting of stockholders (that is, the next annual meeting following the annual meeting to which this proxy statement relates) must give written notice thereof to our Corporate Secretary at the address set forth on the cover page of this proxy statement in accordance with the provisions of our bylaws, which require that such notice be given not less than 90 days nor more than 120 days prior to the anniversary of the date of the proxy statement provided in connection with the previous year's annual meeting of stockholders. To be timely for the 2013 annual meeting of stockholders, a stockholder's notice must be received by us between December 3 2012 and January 2, 2013. Such proposals should be delivered or mailed to the attention of our Corporate Secretary at our principal executive offices, which are Meru Networks, Inc., 894 Ross Drive, Sunnyvale, California 94089.

        If the date of the 2013 annual meeting is more than 30 days before or after the anniversary date of the 2012 annual meeting, in order for a notice to be timely, it must be delivered not later than the close of business on the later of the 90th day prior to the 2013 annual meeting or the close of business on the 10th day following the day on which we first publicly announce the date of the 2013 annual meeting.

        These stockholder notices must contain information required by our bylaws. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. If a matter is properly brought before our next annual meeting under the procedures outlined in this paragraph, the proxy holders named by our board of directors will have the discretion to vote on such matter without having received directions from stockholders delivering proxies to them for such meeting, provided that our proxy statement for our next meeting briefly describes the matter and how the proxy holders intend to vote on it.

        In order for proposals to be eligible for inclusion in our proxy statement and proxy card for the next annual meeting pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals would have to be received by our Corporate Secretary no later than December 3, 2012 and satisfy the conditions established by the SEC for stockholder proposals. In order for such stockholder proposals to be eligible to be brought before the stockholders at the 2013 annual meeting, the stockholder submitting such proposals must also comply with the procedures, including the deadlines, required by our then-current bylaws, as referenced in the preceding paragraph. Stockholder nominations of directors are not stockholder proposals within the meaning of Rule 14a-8 and are not eligible for inclusion in our proxy statement. Any such nominations should comply with our bylaws.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16 of the Securities Exchange Act of 1934, or the Exchange Act, requires our directors and executive officers, and persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms furnished to us and written representations from these officers and directors, we believe that all Section 16(a) filing requirements were met during 2011.

TRANSACTION OF OTHER BUSINESS

        At the date of this proxy statement, the board of directors knows of no other business that will be conducted at the 2012 annual meeting of stockholders other than as described in this proxy statement. If any other matter or matters are properly brought before the annual meeting, or any adjournment or postponement of the annual meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By Order of the Board of Directors,
Brett White Chief Financial Officer and Secretary

April 2, 2012

Appendix A

Proposed Form of Restated Certificate of Incorporation
(Showing Revisions—Single underlying shows new text)

RESTATED CERTIFICATE OF INCORPORATION

OF

MERU NETWORKS, INC.

RESTATED CERTIFICATE OF INCORPORATION

OF

MERU NETWORKS, INC.

ARTICLE I

        The name of the corporation is Meru Networks, Inc.

ARTICLE II

        The address of the registered office of the corporation in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

ARTICLE III

        The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "DGCL").

ARTICLE IV

        A.    Classes of Stock.    The total number of shares of all classes of capital stock that the corporation shall have authority to issue is 155,000,000, of which 150,000,000 shares shall be Common Stock, $0.0005 par value per share (the "Common Stock") and 5,000,000 shares of Preferred Stock $0.0005 par value per share (the "Preferred Stock"). The number of authorized shares of Common Stock or Preferred Stock may be increased or decre ased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the then outstanding shares of Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such Preferred Stock holders is required pursuant to the provisions established by the Board of Directors of the corporation (the "Board of Directors") in the resolution or resolutions providing for the issue of such Preferred Stock, and if such holders of such Preferred Stock are so entitled to vote thereon, then, except as may otherwise be set forth in the certificate of incorporation of the corporation, the only stockholder approval required shall be the affirmative vote of a majority of the voting power of the Common Stock and the Preferred Stock so entitled to vote, voting together as a single class.

        B.    Preferred Stock.    The Preferred Stock may be issued from time to time in one or more series, as determined by the Board of Directors. The Board of Directors is expressly authorized to provide for the issue, in one or more series, of all or any of the remaining shares of Preferred Stock and, in the resolution or resolutions providing for such issue, to establish for each such series the number of its shares, the voting powers, full or limited, of the shares of such series, or that such shares shall have no voting powers, and the designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof. The Board of Directors is also expressly authorized (unless forbidden in the resolution or resolutions providing for such issue) to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

        C.    Common Stock.

          1.    Relative Rights of Preferred Stock and Common Stock.    All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock.

          2.    Voting Rights.    Except as otherwise required by law or the certificate of incorporation of the corporation, each holder of Common Stock shall have one vote in respect of each share of stock held by such holder of record on the books of the corporation for the election of directors and on all matters submitted to a vote of stockholders of the corporation.

          3.    Dividends.    Subject to the preferential rights of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

          4.    Dissolution, Liquidation or Winding Up.    In the event of any dissolution, liquidation or winding up of the affairs of the corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or the certificate of incorporation of the corporation, to receive all of the remaining assets of the corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

ARTICLE V

        In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware:

        A.    The Board of Directors is expressly authorized to adopt, amend or repeal the bylaws of the corporation, without any action on the part of the stockholders, by the vote of at least a majority of the directors of the corporation then in office. In addition to any vote of the holders of any class or series of stock of the corporation required by law or the certificate of incorporation of the corporation, the bylaws may also be adopted, amended or repealed by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the shares of the capital stock of the corporation entitled to vote in the election of directors, voting as one class; provided, however, that the affirmative vote of the holders representing only a majority of the voting power of the shares of the capital stock of the corporation entitled to vote in the election of directors, voting as one class, shall be required if such adoption, amendment or repeal of the bylaws has been previously approved by the affirmative vote of at least two-thirds (2/3) of the directors of the corporation then in office.

        B.    Elections of directors need not be by written ballot unless the bylaws of the corporation shall so provide.

        C.    The books of the corporation may be kept at such place within or without the State of Delaware as the bylaws of the corporation may provide or as may be designated from time to time by the Board of Directors.

 ARTICLE VI

        A.    The business and affairs of the corporation shall be managed by a Board of Directors. Other than those directors elected by the holders of any series of preferred stock as provided for or fixed pursuant to the provisions of Article IV hereof, each director shall serve until his successor shall be duly elected and qualified or until his earlier resignation, removal from office, death or incapacity.

        B.    Subject to the rights of the holders of any series of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by a majority vote of the directors then in office, although less than a quorum, or by a sole remaining director. If there are no directors in office, then an election of directors may be held in the manner provided by statute. Directors chosen pursuant to any of the foregoing provisions shall hold office until their successors are duly elected and have qualified or until their earlier resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, or by the certificate of incorporation or the bylaws of the corporation, may exercise the powers of the full board until the vacancy is filled.

ARTICLE VII

        A.    No action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

        B.    Special meetings of the stockholders of the corporation may be called only by the Chairman of the Board or the Chief Executive Officer of the corporation or by a resolution adopted by the affirmative vote of a majority of the Board of Directors, and any power of stockholders to call a special meeting of stockholders is specifically denied.

        C.    Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the corporation shall be given in the manner and to the extent provided in the bylaws of the corporation.

        D.    Unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the corporation to the corporation or the corporation's stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, or (iv) any action asserting a claim governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this Article VII, Paragraph D.

ARTICLE VIII

        A.    Limitation on Liability.    To the fullest extent permitted by the DGCL, as the same exists or as may hereafter be amended, a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

        B.    Indemnification.    Each person who is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, employee benefit plan or other enterprise (including the heirs, executors, administrators or estate of such person), shall be indemnified and advanced expenses by the corporation, in accordance with the bylaws of the corporation, to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment) or any other applicable laws as presently or hereinafter in effect. The right to indemnification and advancement of expenses hereunder shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, provision of the certificate of incorporation or bylaws of the corporation, agreement, vote of stockholders or disinterested directors or otherwise.

        C.    Insurance.    The corporation may, to the fullest extent permitted by law, purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

        D.    Repeal and Modification.    Any repeal or modification of the foregoing provisions of this Article VIII shall not adversely affect any right or protection existing hereunder immediately prior to such repeal or modification.

ARTICLE IX

        The affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend in any respect or repeal this Article IX, Paragraph A of Article V, Articles VI, VII and VIII.

ARTICLE X

        A.    Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by resolution adopted by a majority of the Whole Board. For purposes of this Restated Certificate of Incorporation, the term "Whole Board" shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

        B.    Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided, with respect to the time for which they severally hold office, into three classes designated as Class I, Class II and Class III, respectively (the "Classified Board"). The Board of Directors may assign members of the Board of Directors already in office to the Classified Board, which assignments shall become effective at the same time the Classified Board becomes effective. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors, with the number of directors in each class to be divided as nearly equal as reasonably possible. The initial term of office of the Class I directors shall expire at the corporation's annual meeting of stockholders to be held in 2013 (the "2013 Meeting"), the initial term of office of the Class II directors shall expire at the corporation's annual meeting of stockholders to be held in 2014, and the initial term of office of the Class III directors shall expire at the corporation's annual meeting of stockholders to be held in 2015. At each annual meeting of stockholders beginning with the 2013 Meeting, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Notwithstanding anything to the contrary in the foregoing provisions of this Article VI, Section B, each director shall hold office until his or her successor shall have been duly elected and qualified, or until such director's earlier death, resignation or removal. In the event of any increase or decrease in the authorized number of directors,

(a) each director then serving as such shall nevertheless continue as a director of the class of which he or she is a member and (b) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board among the three classes of directors so as to ensure that no one class has more than one director more than any other class. To the extent possible, consistent with the foregoing rule, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation, and any newly eliminated directorships shall be subtracted from those classes whose terms of office are to expire at the earliest dates following such allocation, unless otherwise provided from time to time by resolution adopted by the Board. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

        C.    The affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend in any respect or repeal this Article X.

19525 You can now access your Meru Networks, Inc. account online. Access your Meru Networks, Inc. account online via Investor ServiceDirect® (ISD). The transfer agent for Meru Networks, Inc., now makes it easy and convenient to get current information on your shareholder account. • View account status • View payment history for dividends • View certificate history • Make address changes • View book-entry information • Obtain a duplicate 1099 tax form Visit us on the web at http://www.bnymellon.com/shareowner/equityaccess For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time Investor ServiceDirect ® Available 24 hours per day, 7 days per week TOLL FREE NUMBER: 1-800-370-1163 Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment. Meru Networks, Inc. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS This proxy is solicited on behalf of the Board of Directors of Meru Networks, Inc. The undersigned hereby appoints Brett White and Richard Mosher, or either of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock, $0.0005 par value per share, of Meru Networks, Inc. held of record by the undersigned on March 12, 2012, at the Annual Meeting of Stockholders to be held at 894 Ross Drive, Sunnyvale, California, on Wednesday, May 9, 2012 at 10:00 a.m., Pacific Time, and at any adjournments or postponements thereof. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING. Address Change/Comments (Mark the corresponding box on the reverse side) SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 FOLD AND DETACH HERE (Continued and to be marked, dated and signed, on the other side)

19525 FOLD AND DETACH HERE YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date. OR If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET http://www.proxyvoting.com/meru Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. MERU NETWORKS, INC. Mark Here for Address Change or Comments SEE REVERSE NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Signature Signature Date NOTE: In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a 4(c) promulgated under the Securities Exchange Act of 1934, as amended. Please mark your votes as indicated in this example X FOR ALL Nominees: WITHHOLD FOR ALL *EXCEPTIONS THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE LISTED NOMINEES: Class I Directors to serve until the 2013 Annual Meeting 01 Nicholas Mitsakos 02 Harold Copperman Class II Directors to serve until the 2014 Annual Meeting 03 Charles Kissner 04 William Quigley Class III Directors to serve until the 2015 Annual Meeting 05 Stanley Meresman 06 Barry Newman 07 Bami Bastani, Ph.D. (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.) *Exceptions 1. APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO AUTHORIZE THE CLASSIFICATION OF THE BOARD OF DIRECTORS INTO THREE CLASSES WITH STAGGERED TERMS. FOR AGAINST ABSTAIN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BELOW. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS NO. 1 AND NO. 3 AND FOR THE ELECTION OF ALL NOMINEES LISTED IN ITEM NO. 2. 2. ELECTION OF DIRECTORS FOR A TERM EXPIRING AT OUR 2013 ANNUAL MEETING OF STOCKHOLDERS UNLESS ITEM NO. 1 IS APPROVED, IN WHICH CASE, THE DIRECTORS WILL SERVE UNTIL THE ANNUAL MEETINGS LISTED BELOW. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING: 3. RATIFICATION OF BURR PILGER MAYER, INC. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2012. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING: FOR AGAINST ABSTAIN